Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Registrant Name	ASM INTERNATIONAL N V
Entity Central Index Key	0000351483
Trading Symbol	asmi
Entity Current Reporting Status	Yes
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	Yes
Entity Common Stock, Shares Outstanding	52,931,881

Consolidated Balance Sheets (EUR €) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	€ 340,294	€ 293,902
Accounts receivable (less allowance for doubtful accounts of 8,968 and 9,304)	271,271	165,754
Inventories, net	254,557	150,645
Income taxes receivable	57	43
Deferred tax assets	8,567	6,893
Other current assets	59,405	31,129
Total current assets	934,149	648,367
Debt issuance costs	5,564	6,978
Deferred tax assets	5,807	8,545
Other intangible assets, net	6,804	8,936
Goodwill, net	50,815	47,223
Evaluation tools at customers	6,644	11,282
Investments	50	50
Property, plant and equipment, net	197,937	114,811
Assets held for sale	6,347	5,508
Total assets	1,214,117	851,700
Liabilities and shareholders' equity
Notes payable to banks	8,297	17,008
Accounts payable	170,553	93,117
Provision for warranty	8,273	5,650
Accrued expenses and other	117,401	78,061
Income taxes payable	47,493	17,658
Current portion convertible subordinated debt	32,439	11,542
Current portion conversion option	23,875
Current portion of long-term debt	15,950	5,795
Total current liabilities	424,282	228,832
Pension liabilities	7,167	5,556
Deferred tax liabilities	321	314
Long-term debt	4,316	16,554
Convertible subordinated debt	130,804	192,350
Conversion option		22,181
Total liabilities	566,890	465,787
Commitments and contingencies
Common shares:
Authorized 110,000,000 shares, par value 0.04, issued and outstanding 51,745,140 and 52,931,881 shares	2,117	2,070
Financing preferred shares:
Authorized 8,000 shares, par value 40, none issued
Preferred shares:
Authorized 118,000 shares, par value 40, none issued
Capital in excess of par value	311,841	287,768
Treasury shares at cost
Retained earnings	131,741	16,145
Accumulated other comprehensive loss	(34,239)	(64,754)
Total shareholders' equity	411,460	241,229
Non-controlling interest	235,767	144,684
Total equity	647,227	385,913
Total liabilities and shareholders' equity	€ 1,214,117	€ 851,700

Consolidated Balance Sheets (Parenthetical) (EUR €) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Allowance for doubtful accounts	€ 9,304	€ 8,968
Common shares, authorized	110,000,000	110,000,000
Common shares, par value	€ 0.04	€ 0.04
Common shares, issued	52,931,881	51,745,140
Common shares, outstanding	52,931,881	51,745,140
Preferred shares, authorized	118,000	118,000
Preferred shares, par value	€ 40	€ 40
Preferred shares, issued	0	0
Financing Preferred [Member]
Preferred shares, authorized	8,000	8,000
Preferred shares, par value	€ 40	€ 40
Preferred shares, issued	0	0

Consolidated Statements of Operations (EUR €) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Operations
Net sales	€ 1,222,900	€ 590,739	€ 747,362
Cost of sales	(673,322)	(409,224)	(477,100)
Gross profit	549,578	181,515	270,262
Operating expenses:
Selling, general and administrative	(130,596)	(107,777)	(126,591)
Research and development, net	(78,785)	(62,806)	(75,011)
Amortization of other intangible assets	(357)	(401)	(475)
Impairment of goodwill			(1,395)
Restructuring expenses	(11,201)	(35,687)	(7,068)
Total operating expenses	(220,939)	(206,671)	(210,540)
Result from operations	328,640	(25,156)	59,722
Interest income	1,221	1,018	4,047
Interest expense	(15,677)	(8,556)	(7,745)
Gain (loss) resulting from early extinguishment of debt	(3,609)	(1,759)	7,956
Accretion interest expense convertible notes	(6,010)	(4,286)
Revaluation conversion option	(19,037)	(24,364)
Foreign currency exchange gains (losses), net	(65)	(1,384)	785
Earnings (loss) before income taxes	285,462	(64,487)	64,765
Income tax expense	(42,939)	(3,786)	(12,144)
Earnings (loss) before dilution on investment in subsidiary	242,523	(68,273)	52,621
Gain on dilution of investment in subsidiary			4,088
Net earnings (loss)	242,523	(68,273)	56,709
Allocation of net earnings (loss)
Shareholders of the parent	110,639	(107,517)	18,411
Non-controlling interest	€ 131,884	€ 39,244	€ 38,298
Net earnings (loss) per share:
Basic net earnings (loss) from continuing operations	€ 2.11	€ (2.08)	€ 0.35
Diluted net earnings (loss) from continuing operations	€ 2.09	€ (2.08)	€ 0.35
Weighted average number of shares used in computing per share amounts (in thousands):
Basic	52,435	51,627	52,259
Diluted	61,494	51,627	52,389

Consolidated Statements of Comprehensive Income (EUR €) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Comprehensive Income
Net earnings (loss)	€ 242,523	€ (68,273)	€ 56,709
Other comprehensive income (loss):
Foreign currency translation effect	41,309	(4,939)	14,681
Unrealized gains (losses) on derivative instruments, net of tax	136	(170)	(99)
Reclassification transition obligation into retained earnings		877
Amortization unrecognized actuarial results		26
Result on curtailment and settlement unrecognized pension obligations		852
Actuarial loss	(87)	(370)	(936)
Amortization of transition obligation related to pensions (ASC 715)			67
Total other comprehensive income (loss)	41,358	(3,724)	13,713
Comprehensive income (loss)	283,881	(71,997)	70,422
Allocation of comprehensive income (loss):
Common shareholders	141,154	(108,184)	27,228
Preferred shareholders		5	10
Non-controlling interest	€ 142,727	€ 36,182	€ 43,184

Consolidated Statements of Total Equity (EUR €) In Thousands, except Share data	Common shares [Member]	Preferred shares [Member]	Capital in excess of par value [Member]	Treasury shares at cost [Member]	Retained earnings [Member]	Accumulated other comprehensive income (loss) [Member]	Total share-holders' equity [Member]	Non-controlling interest [Member]	Total
Balance, shares at Dec. 31, 2007	54,005,214
Balance, value at Dec. 31, 2007	€ 2,160		€ 319,657	€ (3,985)	€ 73,965	€ (72,919)	€ 318,878	€ 120,624	€ 439,502
Compensation expense stock options			2,024				2,024		2,024
Purchase of common shares				(36,453)			(36,453)		(36,453)
Issuance of preferred shares, shares		21,985
Issuance of preferred shares, value		220					220		220
Conversion of debt into common shares, shares	269,917
Conversion of debt into common shares, value	11		3,582				3,593		3,593
Conversion of debt into common shares out of treasury shares				1,373			1,373		1,373
Exercise of stock options out of treasury shares			(556)	1,850	(255)		1,039		1,039
Net earnings to common shareholders					18,401		18,401	38,298	56,699
Other comprehensive income						8,827	8,827	4,886	13,713
Other movements in non-controlling interest:
Dividends to minority shareholders ASMPT								(43,398)	(43,398)
Dilution								4,729	4,729
Balance, shares at Dec. 31, 2008	54,275,131	21,985
Balance, value at Dec. 31, 2008	2,171	220	324,707	(37,215)	92,111	(64,092)	317,902	125,139	443,041
Compensation expense stock options			2,127				2,127		2,127
Withdrawal of common shares, shares	(2,553,000)
Withdrawal of common shares, value	(102)		(35,529)	35,631
Dividend tax paid on withdrawal of common shares			(3,399)				(3,399)		(3,399)
Withdrawal of preferred shares, shares		(21,985)
Withdrawal of preferred shares, value		(220)					(220)		(220)
Exercise of stock options out of treasury shares			(323)	1,584	(25)		1,236		1,236
Exercise stock options by issue of common shares, shares	23,009
Exercise stock options by issue of common shares, value	1		185				186		186
Reclassification transition obligation related to pensions (ASC 715)					(877)		(877)		(877)
Impact of initial adoption of ASC 815 regarding the accounting for the convertible notes					7,902		7,902		7,902
Recognition conversion option subsequent to issuance of convertible notes					23,601		23,601		23,601
Net earnings to common shareholders					(107,522)		(107,522)	39,244	(68,278)
Other comprehensive income						(662)	(662)	(3,062)	(3,724)
Other movements in non-controlling interest:
Dividends to minority shareholders ASMPT								(19,099)	(19,099)
Dilution					956		956	2,462	3,418
Balance, shares at Dec. 31, 2009	51,745,140
Balance, value at Dec. 31, 2009	2,070		287,768		16,145	(64,754)	241,229	144,684	385,913
Compensation expense stock options			2,526				2,526		2,526
Conversion of debt into common shares, shares	878,491
Conversion of debt into common shares, value	35		17,614				17,649		17,649
Exercise stock options by issue of common shares, shares	308,250
Exercise stock options by issue of common shares, value	12		3,932				3,944		3,944
Net earnings to common shareholders					110,639		110,639	131,884	242,523
Other comprehensive income						30,515	30,515	10,843	41,358
Other movements in non-controlling interest:
Dividends to minority shareholders ASMPT								(58,162)	(58,162)
Dilution					4,957		4,957	6,518	11,475
Balance, shares at Dec. 31, 2010	52,931,881
Balance, value at Dec. 31, 2010	€ 2,117		€ 311,841		€ 131,741	€ (34,239)	€ 411,460	€ 235,767	€ 647,227

Consolidated Statements of Cash Flows (EUR €) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net earnings (loss)	€ 242,523	€ (68,273)	€ 56,709
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation	30,630	32,054	33,176
Depreciation evaluation tools at customers	2,477	2,032
Amortization of other intangible assets	2,735	2,335	1,484
Impairment of property, plant and equipment		4,628	7,068
Impairment of goodwill			1,395
Amortization of debt issuance costs	1,952	902	742
Accruals for restructuring expenses and onerous contracts	1,863	26,657
Compensation expense employee share incentive scheme ASMPT	11,375	3,685	7,524
Compensation expense employee stock option plan	2,526	2,127	2,024
Accretion interest convertible bonds	6,010	4,286
Change in fair value conversion option	19,037	24,364
Deferred income taxes	4,092	(9,081)	(514)
(Gain) loss resulting from early extinguishment of debt	3,609	1,759	(7,956)
Gain on dilution of investment in subsidiary			(4,088)
Increase (decrease) in allowance for doubtful receivables	(187)	1,667	1,927
Changes in assets and liabilities:
Accounts receivable	(95,073)	1,338	73,159
Inventories	(77,236)	30,044	23,980
Other current assets	(31,478)	(5,449)	1,699
Accounts payable and accrued expenses	104,095	23,171	(54,471)
Advance payments from customers	9,646	11,052	(4,339)
Deferred revenue	1,100	(1,674)	(7,680)
Payments from provision restructuring expenses	(9,297)	(16,105)
Pension liabilities	390	(280)	743
Income taxes	29,096	(8,586)	4,820
Net cash provided by operating activities	259,884	62,652	137,402
Cash flows from investing activities:
Capital expenditures	(102,974)	(12,718)	(31,450)
Purchase of intangible assets	(624)	(3,294)	(5,362)
Acquisition of business		(50)	(176)
Proceeds from sale of business			410
Proceeds from sale of property, plant and equipment	3,032	570	3,569
Net cash used in investing activities	(100,566)	(15,493)	(33,009)
Cash flows from financing activities:
Notes payable to banks, net	(10,817)	966	(5,172)
Debt issuance costs for stand-by facility paid		(1,075)
Net-proceeds from long-term debt and subordinated debt		144,516	7,980
Repayments of long-term debt and subordinated debt	(57,994)	(32,246)	(45,754)
Purchase of treasury shares			(36,453)
Proceeds from issuance of common shares and exercise of stock options	3,944	1,447	1,039
Dividend tax paid on withdrawal of common shares		(3,399)
Proceeds from issuance of preferred shares		(220)	220
Dividends to minority shareholders ASMPT	(58,162)	(19,099)	(43,398)
Net cash provided by / (used in) financing activities	(123,027)	90,890	(121,538)
Foreign currency translation effect	10,096	(1,427)	6,499
Net (decrease) increase in cash and cash equivalents	46,387	136,623	(10,646)
Cash and cash equivalents at beginning of year	293,902	157,277	167,923
Cash and cash equivalents at end of year	340,294	293,902	157,277
Supplemental disclosures of cash flow information
Interest	14,786	5,918	3,843
Income taxes	9,751	21,144	8,438
Supplemental on cash investing and financing activities:
Subordinated debt converted	13,473		4,966
Subordinated debt converted into number of shares	€ 878,491		€ 372,946

General Information / Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
General Information / Summary of Significant Accounting Policies
General Information / Summary of Significant Accounting Policies

1- General information / Summary of Significant Accounting Policies

General information

ASM International N.V. ("ASMI" or "the Company") is a Netherlands public liability company domiciled in the Netherlands with its principal operations in Europe, the United States, Southeast Asia and Japan. The Company dedicates its resources to the research, development, manufacturing, marketing and servicing of equipment and materials used to produce semiconductor devices. The Company provides production solutions for the main areas of semiconductor production: wafer processing (Front-end), assembly and packaging (Back-end).

The Company's shares are listed for trading on the NASDAQ (symbol ASMI) and the Euronext Amsterdam Stock Exchange (symbol ASM).

The accompanying consolidated financial statements include the financial statements of ASM International N.V. headquartered in Almere, the Netherlands, and its consolidated subsidiaries (together referred to as "ASMI" or the "Company").

Basis of preparation

The Company follows accounting principles generally accepted in the United States of America ("U.S. GAAP") and applies the going concern basis in preparing its consolidated financial statements. Historical cost is used as the measurement basis unless otherwise indicated.

The accompanying consolidated financial statements are stated in thousands of Euros ("EUR") unless indicated otherwise. Amounts in these financial statements are rounded to the nearest thousand Euro; therefore amounts may not equal (sub) totals due to rounding.

Use of estimates

The preparation of the Company's consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the balance sheet dates and the reported amounts of revenue and expenses during the reported periods. While we regularly evaluate our estimates and assumptions, actual results may differ from these estimates if these assumptions prove incorrect.

Consolidation

The consolidated financial statements include the accounts of ASMI N.V. and all of its subsidiaries where ASMI holds a controlling interest. The non-controlling interest is disclosed separately in the consolidated financial statements. All intercompany profits, transactions and balances have been eliminated in consolidation.

Subsidiaries are all entities over which ASMI has the power to govern the financial and operating policies.

As further described in the Notes to Consolidated Financial Statements herein, from time to time, the consolidated subsidiary ASM Pacific Technology Ltd. ("ASMPT") will issue common shares pursuant to their Employee Share Incentive Scheme. The effect of these issuances is a dilution of the ownership in ASMPT. Following the adoption of ASC 810(-10 45-23) as per 2009 results on dilution of investments in subsidiaries are accounted for directly in equity.

Subsidiaries are fully consolidated from the date on which control is transferred to ASMI and are deconsolidated from the date on which ASMI's control ceases.

Segment reporting

The Company organizes its activities in two operating segments, Front-end and Back-end. Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Executive Officer ("CEO"), which is the chief operating decision maker (according to ASC 280).

The Front-end segment manufactures and sells equipment used in wafer processing, encompassing the fabrication steps in which silicon wafers are layered with semiconductor devices. The segment is a product driven organizational unit comprised of manufacturing, service, and sales operations in Europe, the United States, Japan and Southeast Asia. The Back-end segment manufactures and sells equipment and materials used in assembly and packaging, encompassing the processes in which silicon wafers are separated into individual circuits and subsequently assembled, packaged and tested. The segment is organized in ASM Pacific Technology Ltd., in which the Company holds a majority of 52.36% interest, whilst the remaining shares are listed on the Stock Exchange of Hong Kong.

Foreign Currency Translation

Items included in the financial statements of each ASMI's entities are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The consolidated financial information is presented in euro (EUR), which is the functional currency of the Company and the group's presentation currency.

In the preparation of ASMI's consolidated financial statements assets and liabilities of foreign subsidiaries, of which the functional currency is not the euro, are translated into euros at the exchange rate in effect on the respective balance sheet dates. Income and expenses are translated into euros based on the weighted average exchange rates for the corresponding period. Resulting translation adjustments are directly recorded in shareholders' equity. Currency differences on intercompany loans that have the nature of a long-term investment are also accounted for directly in shareholders' equity.

Reclassifications

Following the adoption of ASC 810(-10 45-23) as per 2009 results on dilution of investments in subsidiaries are accounted for directly in equity. The 2009 results and changes in equity have been adjusted accordingly.

Derivative Financial Instruments

ASMI and its subsidiaries conduct business in a number of foreign countries, with certain transactions denominated in currencies other than the functional currency of the Company (euro) or one of its subsidiaries conducting the business. The purpose of the Company's foreign currency management is to manage the effect of exchange rate fluctuations on income, expenses, cash flows and assets and liabilities denominated in selected foreign currencies, in particular denominated in U.S. dollar.

The Company's Front-end segment uses forward exchange contracts to hedge its foreign exchange risk of anticipated sales or purchase transactions in the normal course of business, which occur within the next twelve months, for which the Company has a firm commitment from a customer or to a supplier. The terms of these contracts are consistent with the timing of the transactions being hedged. The hedges related to forecasted transactions are designated and documented at the inception of the hedge as cash flow hedges, and are evaluated for effectiveness quarterly. The effective portion of the gain or loss on these hedges is reported as a component of accumulated other comprehensive income (loss) net of taxes in shareholders' equity, and is reclassified into earnings when the hedged transaction affects earnings.

Changes in the fair value of derivatives that do not qualify for hedge treatment, as well as the ineffective portion of any hedges, are recognized in earnings. The Company records all derivatives, including forward exchange contracts, on the balance sheet at fair value in other current assets or accrued expenses and other.

Substantially all amounts, which are net of taxes, included in accumulated other comprehensive loss at December 31, 2010 will be reclassified to net earnings within the next twelve months, upon completion of the underlying transactions. If the underlying transaction being hedged fails to occur, or if a portion of any derivative is ineffective, the gain or loss is immediately recognized in earnings under foreign currency exchange gains (losses) in the consolidated statement of operations.

Furthermore, the Company manages the currency exposure of certain receivables and payables using derivative instruments, such as forward exchange contracts (fair value hedges) and currency swaps, and non-derivative instruments, such as debt borrowings in foreign currencies. The gains or losses on these instruments provide an offset to the gains or losses recorded on receivables and payables denominated in foreign currencies. The derivative instruments are recorded at fair value and changes in fair value are recorded in earnings under foreign currency exchange gains (losses) in the consolidated statement of operations. Receivables and payables denominated in foreign currencies are recorded at the exchange rate at the balance sheet date and gains and losses as a result of changes in exchange rates are recorded in earnings under foreign currency exchange gains (losses) in the consolidated statement of operations.

The Company does not use forward exchange contracts for trading or speculative purposes.

Cash and Cash Equivalents

Cash and cash equivalents comprise cash on hand, deposits held at call with banks, and other short-term highly liquid investments with original maturity of three months or less. Bank overdrafts are included within notes payable to banks in current liabilities on the consolidated balance sheet.

Cash and cash equivalents of the Company's subsidiaries ASMPT and ASM Japan are restricted to be used only in the operations of ASMPT and ASM Japan respectively. The use of the equivalent of 67% of the outstanding 2011 4.25% convertible bonds due is restricted in use under the credit facility agreement.

Accounts Receivable

Accounts receivable are stated at nominal value less an allowance for doubtful accounts.

A significant percentage of our accounts receivable is derived from sales to a limited number of large multinational semiconductor device manufacturers located throughout the world. In order to monitor potential credit losses, we perform ongoing credit evaluations of our customers' financial condition. An allowance for doubtful accounts is maintained for potential credit losses based upon management's assessment of the expected collectability of all accounts receivable. The allowance for doubtful accounts is reviewed periodically to assess the adequacy of the allowance. In making this assessment, management takes into consideration any circumstances of which we are aware regarding a customer's inability to meet its financial obligations; and our judgments as to potential prevailing economic conditions in the industry and their potential impact on the Company's customers.

Inventories

Inventories are valued at the lower of cost (first-in, first-out method) or market value. Costs include net prices paid for materials purchased, charges for freight and custom duties, production labor cost and factory overhead. Allowances are made for slow moving, obsolete or unsellable inventory.

Allowances for inventory are determined based on the expected demand as well as the expected market value of the inventory. We regularly evaluate the value of our inventory of components and raw materials, work in progress and finished goods, based on a combination of factors including the following: forecasted sales, historical usage, product end of life cycle, estimated current and future market values, service inventory requirements and new product introductions, as well as other factors. Purchasing requirements and alternative uses for the inventory are explored within these processes to mitigate inventory exposure. We record write downs for inventory based on the above factors and take into account worldwide quantities and demand into our analysis.

Evaluation tools at customers

Evaluation tools at customers ("evaluation tools") are systems generally delivered to customers under evaluation or a conditional purchase order and include substantial customization by ASM engineers and ASM-R&D staff in the field. Evaluation tools are recorded at cost and depreciated over their useful life (5 years). The depreciation period may be shorter, depending on circumstances. The depreciation expenses are reported as Cost of sales.

On final acceptance of the system the purchase consideration is recognized as revenue. The carrying value of the evaluation system at that point in time is recognized as cost of sales. When the system is returned, at the end of the evaluation period, a detailed impairment review takes place, and future sales opportunities and additional costs are identified. Only when the fair value is below the carrying value of the evaluation tool an additional depreciation is recognized. The remaining carrying value is recognized as finished goods (inventory).

Long-lived assets

Long-lived assets include goodwill, other intangible assets and property, plant and equipment. Property, plant and equipment are carried at cost, less accumulated depreciation and any impairment losses. Capital leased assets are recorded at the present value of future lease obligations. Depreciation is calculated using the straight-line method over the estimated useful lives. Leasehold improvements are depreciated over the lesser of the estimated useful life of the leasehold improvement or the term of the underlying lease.

Business combinations are accounted for under the purchase acquisition method. The Company tests its recorded goodwill and other intangible assets with indefinite lives for impairment each year on December 31 and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Goodwill is allocated to reporting units for purposes of impairment testing and tested for impairment on a two step approach. The implied fair value of goodwill is determined. First the recoverability is tested by comparing the carrying amount of the goodwill with the fair value being the sum of the discounted future cash flows. If the carrying amount of the goodwill at reporting unit level is higher than the fair value of the goodwill, the second step should be performed. The goodwill impairment is measured as the excess of the carrying amount of the goodwill over its fair value.

Other intangible assets with finite lives are amortized over the estimated useful lives using the straight-line method.

Recoverability of Long-Lived Asset

Long-lived assets (except those not being amortized) to be held and used by the Company are reviewed by the Company for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing the review for recoverability, the Company estimates the future undiscounted cash flows expected to result from the use of the asset. If the undiscounted future cash flow is less than the carrying amount of the asset, the asset is deemed impaired. The amount of the impairment is measured as the difference between the carrying value and the fair value of the asset. Long-lived assets and other intangibles (except those not being amortized) to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Revenue Recognition

The Company recognizes revenue when all four revenue recognition criteria have been met: persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; seller's price to buyer is fixed or determinable; and collectability is reasonably assured. The Company's revenue includes revenue from contractual arrangements consisting of multiple deliverables, such as equipment and installation. The revenue from the undelivered element of the arrangement is deferred at fair value until delivery of the element.

A major portion of our revenue is derived from contractual arrangements with customers that have multiple deliverables, such as installation. The revenue relating to the undelivered elements of the arrangements, the installation, is deferred at fair value until delivery of these elements. The fair value is determined by vendor specific objective evidence ("VSOE"). VSOE is determined based upon the prices that the Company charges for installation on a stand-alone basis, which are subject to normal price negotiations.

In general, the Company recognizes revenue from sales of equipment upon shipment of equipment, only if testing at the factory has proven that the equipment has met substantially all of the customer's criteria and specifications. The outcome of the test is signed-off by the customer ("factory acceptance"). Instead of signing-off, the customer may choose to provide a waiver, e.g. with respect to repeat orders.

The Company recognizes revenue from installation of equipment upon completion of installation at the customer's site. At the time of shipment, the Company defers that portion of the sales price related to the fair value of installation. The fair value of the installation process is measured based upon the per-hour amounts charged by third parties for similar installation services. Installation is completed when testing at the customer's site has proven that the equipment has met all of the customer's criteria and specifications. The completion of installation is signed-off by the customer ("final acceptance").

We provide training and technical support service to customers. Revenue related to such services is recognized when the service is rendered. Revenue from the sale of spare parts and materials is recognized when the goods are shipped.

The Company's sales frequently involve complex equipment, which may include customer-specific criteria, sales to new customers or equipment with new technology. For each sale, the decision whether to recognize revenue is, in addition to shipment and factory acceptance, based on the contractual agreement with a customer, the experience with a particular customer, the technology and the number of similarly configured equipment previously delivered. Instead of recognizing revenue, the Company could decide to defer revenue recognition until completion of installation at the customer's site and obtaining final acceptance from the customer.

Freight charges billed to customers are recognized as revenue, the related costs are recognized as cost of sales.

Revenues are recognized excluding the taxes levied on revenues.

Cost of Sales

Cost of sales comprise direct costs such as labor, materials, cost of warranty, depreciation, shipping and handling costs and related overhead costs. Cost of sales also includes third party commission, depreciation expenses of evaluation tools at customers, royalty payments and costs relating to prototype and experimental products, which the Company may subsequently sell to customers. Costs of warranty include the cost of labor, material and related overhead necessary to repair a product during the warranty period.

Warranty

We provide maintenance on our systems during the warranty period, usually one to two years. Costs of warranty include the cost of labor, material and related overhead necessary to repair a product during the warranty period. We accrue for the estimated cost of the warranty on products shipped in a provision for warranty, upon recognition of the sale of the product. The costs are estimated based on actual historical expenses incurred and on estimated future expenses related to current sales, and are updated periodically.

Research and Development Costs

Research and development costs are expensed as incurred. Costs, which relate to prototype and experimental models and are sold to customers, are charged to cost of sales. Subsidies and other governmental credits to cover research and development costs relating to approved projects are recorded as research and development credits in the period when such project costs occur. The research and development expenses are presented net of the development credits. Technical development credits received from the government of the Netherlands, to offset the costs of certain research and development projects, are contingently repayable to the extent sales of products developed in such projects occur within the agreed upon period. Such repayments are calculated as a percentage of sales and are charged to cost of sales. No such repayments are required if such sales do not occur within the agreed upon period. Reference is made to Note 22.

Share-based compensation expenses

On January 1, 2006 ASMI adopted ASC 715 "Share-Based Payment" ("ASC 715"), using the modified prospective transition method. ASC 715 requires that the cost of all employee stock options, as well as other equity-based compensation arrangements, be reflected in the financial statements based on the estimated fair value of the awards.

The cost relating to employee stock options (compensation expense) are recognized based upon the grant date fair value of stock options. The fair value at grant date is estimated using a Black-Scholes option valuation model. This model requires the use of assumptions including expected stock price volatility, the estimated life of each award and the estimated dividend yield.

The grant date fair value of the stock options is expensed on a straight-line basis over the vesting period, based on the Company's estimate of stock options that will eventually vest. The impact of the true up of the estimates is recognized in the consolidated statement of operations in the period in which the revision is determined.

For further information on ASMI's employee stock option plans reference is made to Note 18.

Restructuring costs

Restructuring expenses are recognized for exit or disposal activities when the liability arising from restructuring plans is incurred. In 2008, 2009 and 2010 restructuring expenses incurred, reference is made to Note 23. Distinction is made in one-time employee termination expenses, contract termination expenses and other associated expenses. For the accounting on the distinguished elements of restructuring expenses we apply to the policy as mentioned below. The expenses have been charged to "restructuring expenses".

One-time termination expenses represent the payments provided to employees that have become redundant and are terminated under the terms and conditions of a restructuring plan. A restructuring plan exists at the date the plan meets all of the following criteria and has been communicated to employees:

•	Management commits to the plan.

•	The plan identifies the number of employees that become redundant and the expected completion date.

•	The plan sets out the terms and conditions of the arrangement in sufficient detail to enable employees to determine the type and amount of benefits they will receive.

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

The timing of the recognition and measurement of a liability for one-time termination expenses depends on whether employees will be retained to render service beyond a minimum retention period.

Contract termination expenses are related to the termination of an operating lease or another contract. These expenses are distinguished in:

•

Expenses related to the termination of the contract before the end of its term. These expenses are recognized when the contract is terminated .The liability is measured at its fair value in accordance with the contract terms.

•

Expenses related to contracts that will last for its remaining term without economic benefit to the entity. This is the case when a lease contract for premises is not terminated while the premises are not (completely) in use anymore. The liability is accrued for at the cease-use date, the date the company determined that it would no longer occupy the premises, which is conveyed to it under the contractual operating lease. The liability is measured at its fair value in accordance with the contract terms.

Other costs related to restructuring include costs to consolidate or close facilities and relocate employees. A liability for other expenses related to a restructuring such as transition costs is recognized and measured in the period in which the liability is incurred. The costs incurred are directly related to the restructuring activity. The definition of exit costs excludes expected future operating losses.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the Consolidated Statement of Operations in the period in which the enacted rate changes. Deferred tax assets are reduced through a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

On January 1, 2007 the Company adopted Interpretation 48, "Accounting for Uncertainty in Income Taxes" ("ASC 740"). ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with Statement of Financial Accounting Standard ASC 740, "Accounting for Income Taxes". ASC 740 prescribes a two-step approach for recognizing and measuring tax positions taken or expected to be taken in a tax return. Prior to recognizing the benefit of a tax position in the financial statements, the tax position must be more-likely-than-not of being sustained based solely on its technical merits. Once this recognition threshold has been met, tax positions are recognized at the largest amount that is more-likely-than-not to be sustained. ASC 740 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Pensions

The Company has retirement plans covering substantially all employees. The principal plans are defined contribution plans, except for the plans of the Company's operations in the Netherlands and Japan. The Company's employees in the Netherlands participate in a multi-employer plan. Payment to defined contribution plans and the multi-employer plan are recognized as an expense in the Consolidated Statement of Operations as they fall due.

The Company's employees in Japan participate in a defined benefit plan. Pension costs in respect of this defined benefit plan are determined using the projected unit credit method. These costs primarily represent the increase in the actuarial present value of the obligation for pension benefits based on employee service during the year and the interest on this obligation in respect of employee service in previous years, net of the expected return on plan assets.

Actuarial gains and losses are recognized in income, spread over the average remaining service lives of employees, using the corridor approach. In accordance with ASC 715, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans the Company recognizes in its Consolidated Balance Sheet an asset or a liability for the plan's overfunded status or underfunded status respectively. Reference is made to Note 18.

Commitments and Contingencies

The Company has various contractual obligations, some of which are required to be recorded as liabilities in the Company's consolidated financial statements, including long- and short-term debt. Others, namely operating lease commitments, purchase commitments and commitments for capital expenditure, are generally not required to be recognized as liabilities on the Company's balance sheet but are required to be disclosed. Reference is made to Note 19.

Comprehensive Income

Comprehensive income consists of net earnings (loss) and other comprehensive income. Other comprehensive income includes gains and losses that are not included in net earnings, but are recorded directly in Shareholders' Equity.

New Accounting Pronouncements

In April 2009, the FASB issued ASC 820-10-65-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly". This ASC provides guidance for making fair value measurements more consistent with the principles presented in ASC 820, "Fair Value Measurements". This ASC relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. It reaffirms the objective of fair value measurement—to reflect how much an asset would be sold for in an orderly transaction at the date of the financial statements under current market conditions. Specifically, it reaffirms the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive. The ASC is effective for financial statements issued for fiscal years and interim periods beginning after June 15, 2009 and should be applied prospectively. The implementation of this standard did not have any impact on the consolidated financial statements of the Company.

In June 2009, the FASB issued ASC 810 (Statement 167, "Amendments to FASB Interpretation No. 46(R)"). This ASC changes the way in which a company determines whether or not an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity's purpose and design and its ability to direct the activities of the entity that most significantly impact the entity's economic performance. This ASC is effective for fiscal years and interim periods beginning after November 15, 2009. The implementation of this standard did not have any impact on the consolidated financial statements of the Company.

In September 2009, the EITF reached final consensus on ASU 2009-13, "Revenue Arrangements with Multiple Deliverables". ASU 2009-13 amends the current guidance on arrangements with multiple deliverables (ASC 605-25) to (1) eliminate the separation criterion that requires entities to establish objective and reliable evidence of fair value for undelivered elements, (2) establish a selling price hierarchy to help entities allocate arrangement consideration to the separate units of account (i.e. separate elements of the sales agreement), (3) require the relative selling price allocation method for all arrangements (i.e., eliminate the residual method), and (4) significantly expand required disclosures. The final consensus is effective for financial years beginning after June 15, 2010. We anticipate that the adoption of ASU 2009-13 will not have a material impact on the Company's consolidated financial statements.

In September 2009, the EITF reached final consensus on ASU 2009-14, Certain Revenue Arrangements that include Software elements. ASU 2009-14 amends the scoping guidance for software arrangements (ASC 985-605) to exclude tangible products that contain software elements and non-software elements that function together to interdependently deliver the product's essential functionality. ASU 2009-14 also provides considerations and examples for entities applying this guidance. This issue will be effective prospectively for new or materially modified agreements entered into in financial years beginning on or after June 15, 2010. We are currently assessing the impact that ASU 2009-14 may have on our consolidated financial statements.

In January 2010, the EITF reached final consensus on ASU 2010-06, "Improving Disclosures about Fair Value Measurements". This ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales issuances and settlements relating to Level 3 measurements. The ASU also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The ASU is effective for annual reporting periods beginning after December 15, 2009. Level 3 related amendments are effective for annual periods beginning after December 15, 2010. The adoption of the ASU did not have any impact on the Company's consolidated financial statements but resulted in some additional disclosures, see Note 2. We are currently assessing the impact of the Level 3 related amendments.

In 2010, the Company adopted ASU 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses". This ASU is intended to provide additional information to assist financial statement users in assessing an entity's credit risk exposures and evaluating the adequacy of its allowance for credit losses. The objective of the amendments is for an entity to provide disclosures that facilitate financial statement users' evaluation of the following: the nature of credit risk inherent in the entity's portfolio of financing receivables, how that risk is analyzed and assessed in arriving at the allowance for credit losses and the changes and reasons for those changes in the allowance for credit losses. The adoption of the ASU did not have any impact on the Company's consolidated financial statements.

In 2010, the Company adopted ASU 2010-09, "Amendments to Certain Recognition and Disclosure Requirements". This ASU amends ASC 855 to address certain implementation issues related to an entity's requirement to perform and disclose subsequent event procedures. The adoption of this ASU did not have any impact on the Company's consolidated financial statements.

List of Significant Subsidiaries	12 Months Ended
Dec. 31, 2010
List of Significant Subsidiaries
List of Significant Subsidiaries

2- List of Significant Subsidiaries

Name	Location	% Ownership December 31,
		2009	2010
ASM Europe B.V. [1]	Almere, the Netherlands	100.00%	100.00%
ASM United Kingdom Sales B.V. [1]	Almere, the Netherlands	100.00%	100.00%
ASM Germany Sales B.V. [1]	Almere, the Netherlands	100.00%	100.00%
ASM Pacific Holding B.V. [3]	Almere, the Netherlands	100.00%	100.00%
Advanced Semiconductor Materials (Netherlands Antilles) N.V.	Willemstad, Curacao, Netherlands Antilles	100.00%	100.00%
ASM France S.A.R.L.	Montpellier, France	100.00%	100.00%
ASM Belgium N.V.	Leuven, Belgium	100.00%	100.00%
ASM Italia S.r.l.	Agrate, Italy	100.00%	100.00%
ASM Microchemistry Oy	Helsinki, Finland	100.00%	100.00%
ASM Services and Support Ireland Ltd.	Dublin, Ireland	100.00%	100.00%
ASM Services and Support Israel Ltd	Tel Aviv, Israel	100.00%	100.00%
ASM America, Inc.	Phoenix, Arizona, United States	100.00%	100.00%
ASM Japan K.K.	Tokyo, Japan	100.00%	100.00%
ASM Wafer Process Equipment Ltd.	Quarry Bay, Hong Kong, People's Republic of China	100.00%	100.00%
ASM China Trading Ltd.	Shanghai, People's Republic of China	100.00%	100.00%
ASM Wafer Process Equipment Singapore Pte Ltd.	Singapore	100.00%	100.00%
ASM Far East Marketing Ltd.	Hsin-Chu, Taiwan	100.00%	100.00%
ASM Front-End Sales & Services Taiwan Co., Ltd.	Hsin-Chu, Taiwan	100.00%	100.00%
ASM Front-End Manufacturing Singapore Pte Ltd.	Singapore	100.00%	100.00%
ASM NuTool, Inc.	Phoenix, Arizona, United States	100.00%	100.00%
ASM Genitech Korea Ltd.	Cheonan, South Korea	100.00%	100.00%
ASM Pacific Technology Ltd.	Kwai Chung, Hong Kong, People's Republic of China	52.59%	52.36%
ASM Assembly Automation Ltd. [2]	Kwai Chung, Hong Kong, People's Republic of China	52.59%	52.36%
ASM Assembly Materials Ltd. [2]	Kwai Chung, Hong Kong, People's Republic of China	52.59%	52.36%
ASM Technology Singapore Pte Ltd. [2]	Singapore	52.59%	52.36%
ASM Technology (M) Sdn. Bhd. [2]	Johor Bahru, Malaysia	52.59%	52.36%
ASM Semiconductor Materials (Shenzhen) Co. Ltd. [2]	Shenzhen, People's Republic of China	52.59%	52.36%
Edgeward Development Ltd. [2]	Guernsey, Channel Islands	52.59%	52.36%
Shenzhen ASM Micro Electronic Technology Co. Ltd. [2]	Shenzhen, People's Republic of China	52.59%	52.36%

(1)	For these subsidiaries ASM International N.V. has filed statements at the Dutch Chamber of Commerce assuming joint and several liability in accordance with Article 403 of Book 2, Part 9 of the Netherlands Civil Code.
(2)	100% subsidiaries of ASM Pacific Technology Ltd.
(3)	Established in 2008, ASM Pacific Holding B.V. is holding 52.36% of the shares in ASM Pacific Technology Ltd.

The accounts of the above mentioned entities and of certain insignificant subsidiaries not mentioned above have been consolidated in the Consolidated Financial Statements.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2010
Cash and Cash Equivalents
Cash and Cash Equivalents

3- Cash and Cash Equivalents

At December 31, 2010, cash and cash equivalents of the Company's subsidiaries ASMPT and ASM Japan amounted to € 197,865 and € 15,647 respectively, which are restricted to be used only in the operations of ASMPT and ASM Japan respectively. The use of € 22,406 (USD 29,939) of cash and cash equivalents is restricted in use under the credit facility agreement for the repurchase of outstanding convertible bonds due 2011. No further restrictions on usage of cash and cash equivalents exist. The carrying amount approximates their fair value.

Accounts receivable	12 Months Ended
Dec. 31, 2010
Accounts receivable
Accounts receivable

4- Accounts receivable

The carrying amount of accounts receivable is as follows:

	Current	Overdue < 30 days	Overdue 31 – 60 days	Overdue 61 – 120 days	Overdue > 120 days	Total
December 31, 2009	127,409	19,712	11,195	4,627	2,811	165,754
December 31, 2010	213,059	28,684	15,814	10,368	3,346	271,271

The changes in the allowance for doubtful accounts receivable are as follows:

Balance January 1, 2008	(5,075)
Charged to selling, general and administrative expenses	(2,859)
Utilization	932
Foreign currency translation effect	(298)

Balance December 31, 2008	(7,300)
Charged to selling, general and administrative expenses	(2,812)
Utilization	1,145
Foreign currency translation effect	(1)

Balance December 31, 2009	(8,968)
Charged to selling, general and administrative expenses	(461)
Utilization	648
Foreign currency translation effect	(522)

Balance December 31, 2010	(9,304)

The carrying amount of the accounts receivable approximates their fair value.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories
Inventories

5- Inventories

Inventories consist of the following:

	December 31,
	2009	2010
Components and raw materials	92,352	138,965
Work in process	64,516	128,728
Finished goods	40,716	28,165

Total inventories, gross	197,584	295,857
Allowance for obsolescence	(46,939)	(41,301)

Total inventories, net	150,645	254,557

The changes in the allowance for obsolescence are as follows:

Balance January 1, 2008	(27,493)
Charged to cost of sales	(11,711)
Utilization	8,299
Foreign currency translation effect	(1,710)

Balance December 31, 2008	(32,615)
Charged to cost of sales	(27,236)
Utilization	11,818
Foreign currency translation effect	1,094

Balance December 31, 2009	(46,939)
Charged to cost of sales	(3,248)
Utilization	14,628
Foreign currency translation effect	(5,742)

Balance December 31, 2010	(41,301)

Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Other Intangible Assets
Other Intangible Assets

6- Other Intangible Assets

Other intangible assets include purchased technology from third parties and software developed or purchased (including licences) for internal use. The changes in the amount of other intangible assets are as follows:

	Software	Purchased technology and other intangible assets	Total
At cost:
Balance January 1, 2009	10,111	2,754	12,865
Additions	3,294	—	3,294
Foreign currency translation effect	(81)	166	85

Balance December 31, 2009	13,324	2,920	16,244
Additions	624	—	624
Reclassification	131	—	131
Foreign currency translation effect	354	272	626

Balance December 31, 2010	14,433	3,192	17,625

Accumulated amortization:
Balance January 1, 2009	3,042	1,905	4,947
Amortization for the year	1,934	401	2,335
Foreign currency translation effect	(89)	114	25

Balance December 31, 2009	4,887	2,420	7,307
Amortization for the year	2,376	358	2,735
Reclassification	240	—	240
Foreign currency translation effect	305	233	538

Balance December 31, 2010	7,809	3,011	10,820

Other intangible assets, net:
December 31, 2009	8,437	500	8,936
December 31, 2010	6,624	181	6,804

Other intangible assets are amortized over useful lives of 3 to 7 years. Estimated amortization expenses relating to other intangible assets are as follows:

2011	2,433
2012	2,050
2013	1,640
2014	679
2015	3

6,804

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill
Goodwill

7- Goodwill

The changes in the carrying amount of goodwill are as follows:

	Front-end	Back-end	Total
Balance January 1, 2009	9,845	38,144	47,989
Foreign currency translation effect	550	(1,316)	(766)

Balance December 31, 2009	10,395	36,828	47,223
Foreign currency translation effect	798	2,794	3,592

Balance December 31, 2010	11,193	39,622	50,815

The allocation of the carrying amount of goodwill is as follows:

	December 31,
	2009	2010
Front-end segment:
ASM Microchemistry Oy	3,560	3,560
ASM Genitech Korea Ltd	6,835	7,633

Back-end segment:
ASM Pacific Technology Ltd	36,828	39,622

Total	47,223	50,815

NanoPhotonics AG—In September 2008, the Company sold its entire 72.86% interest in NanoPhotonics AG. The Company recorded an impairment charge of € 1,395 related to goodwill of its investment in NanoPhotonics AG in June 2008.

The proceeds from the sale of NanoPhotonics AG and the impairment charge can be summarized as follows:

Carrying value of assets and liabilities:
Intangible assets:	8
Goodwill	1,729
Property, plant & equipment	346
Other assets and liabilities	(278)

1,805
Cash proceeds from sale of NanoPhotonics AG	(410)

Impairment charge	1,395

ASM Genitech Korea Ltd.—In 2004, the Company acquired 100% of the common shares in Genitech in exchange for 247,638 common shares of the Company, € 4,640 in cash and possible future variable cash payments of up to US $ 9.2 million if certain financial performance targets are satisfied at various times from the acquisition date in 2004 through the year ended December 31, 2008. The total consideration at the date of the acquisition in 2004, including expenses, amounted to € 7,939, excluding variable cash payments that may be payable in the future based on certain financial performance targets.

The excess of the purchase price over the fair value of the identifiable net assets has been recorded as goodwill in the amount of € 6,917 in 2004. In 2006, 2007 and 2008 the Company recorded € 862, € 281 and € 176 respectively as additional purchase consideration as certain financial performance targets were satisfied.

We perform an annual impairment test at December 31 of each year or if events or changes in circumstances indicate that the carrying amount of goodwill exceeds its fair value. Our Front-end impairment test and the determination of the fair value is based on a discounted future cash flow approach that uses our estimates of future revenues, driven by assumed market growth and estimated costs as well as appropriate discount rates. Our Back-end impairment test is based on the market value of the listed shares of ASMPT.

The material assumptions used for the fair value calculation of the reporting unit are:

•

A discount rate of 20.5% ( last year 13.0%) representing the pre-tax weighted average cost of capital. This relative high rate is a consequence of the current situation whereby certain production lines are in the early phase of the product lifecycle, hence reflecting a higher risk.

•	For Front- end external market segment data, historical data and strategic plans to estimate cash flow growth per product line have been used.

•

Cash flow calculations are limited to five years of cash flow; after these five years perpetuity growth rates are set based on market maturity of the products. For maturing product the perpetuity growth rates used are 1% or less and for enabling technology products the rate used is 3% or less.

•	For Back-end the market value of the listed shares of ASMPT on the Hong Kong Stock exchange has been used in our analysis.

These estimates are consistent with the plans and estimated costs we use to manage the underlying business. Based on this analysis management believes that as per December 31, 2010 the fair value of the reporting units exceeded the carrying value.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment
Property, Plant and Equipment

8- Property, Plant and Equipment

The changes in the amount of property, plant and equipment are as follows:

	Land, buildings and leasehold improvements	Machinery, equipment, furniture and fixtures	Total
At cost:
Balance January 1, 2009	104,860	327,783	432,643
Capital expenditures	1,849	10,869	12,718
Reclassification as held for sale	(6,634)	—	(6,634)
Impairment charges	(132)	(4,496)	(4,628)
Retirements and sales	(217)	(6,240)	(6,457)
Foreign currency translation effect	(3,251)	(10,981)	(14,232)

Balance December 31, 2009	96,475	316,935	413,410
Capital expenditures	24,716	78,258	102,974
Retirements and sales	(1,612)	(18,787)	(20,399)
Reclassification	74	(206)	(132)
Foreign currency translation effect	11,778	33,690	45,468

Balance December 31, 2010	131,431	409,889	541,320

Accumulated depreciation:
Balance January 1, 2009	59,156	224,930	284,086
Depreciation for the year	6,778	25,276	32,054
Reclassification as held for sale	(1,126)	—	(1,126)
Retirements and sales	(213)	(5,427)	(5,640)
Foreign currency translation effect	(2,012)	(8,764)	(10,776)

Balance December 31, 2009	62,583	236,016	298,599
Depreciation for the year	7,092	23,538	30,630
Retirements and sales	(1,607)	(15,757)	(17,364)
Reclassification	—	(240)	(240)
Foreign currency translation effect	6,147	25,609	31,756

Balance December 31, 2010	74,216	269,167	343,383

Property, plant and equipment, net:
December 31, 2009	33,893	80,919	114,811
December 31, 2010	57,215	140,722	197,937

Useful lives in years:	- Buildings and leasehold improvements	10-25
	- Machinery and equipment	2-10
	- Furniture and fixtures	2-10

ASM Japan and ASM Front-End Manufacturing Singapore have pledged real estate with a carrying value of € 28,586 to secure loan facilities outstanding in Japan and Singapore.

In 2009 the Company recorded impairment charges of €  4,628 mainly related to machinery and equipment. The Company impaired certain demo tools which were as a result of the strategic reorientation determined end of life. Valuations of these assets are classified as Level 3 in the fair value hierarchy since their fair values were determined based on unobservable inputs. The impairment charges were determined based on the difference between the asset's estimated fair value and their carrying amount.

In 2009 the decision was made to dispose certain items of property, plant and equipment. These assets are reported as held for sale.

Assets held for sale	12 Months Ended
Dec. 31, 2010
Assets held for sale
Assets held for sale

9- Assets held for sale

The changes in the carrying value of assets held for sale are as follows:

	Japan	The Netherlands	Total
Balance January 1, 2009	—	—	—
Assets reclassified as held for sale	5,231	277	5,508

Balance December 31, 2009	5,231	277	5,508
Foreign currency translation effect	839	—	839

Balance December 31, 2010	6,070	277	6,347

In 2009 the decision was made to dispose certain items of property, plant and equipment. These assets represent a carrying value as per December 31, 2010 of € 6,347. The assets held for sale are located in Japan and The Netherlands. In Japan (Tama) a building that was used for research and development activities was ceased to be used in December 2009. The carrying value of € 5.3 million is lower than the fair value less cost to sell. Also in Japan a piece of land that was purchased to build a research and development center has now been regarded as held for sale. The carrying value of € 0.8 million is below the expected selling price. In the Netherlands the former ASMI head office located in Bilthoven has been regarded as held for sale. The carrying value of € 0.3 million is lower than the fair value less cost to sell. The expected selling prices were determined, based on various inputs and considerations, including an appraisal from an outside firm performed during 2009. During 2010 both the Japanese and the Dutch properties were under the interest of the market, though the assets have not been sold yet, the outside firms maintain the expected selling prices.

Evaluation tools at customers	12 Months Ended
Dec. 31, 2010
Evaluation tools at customers
Evaluation tools at customers

10- Evaluation tools at customers

The changes in the amount of evaluation tools are as follows:

Balance as at January 1, 2009	6,693
Evaluation tools shipped	8,588
Depreciation	(2,032)
Evaluation tools sold	(1,776)
Foreign currency translation effect	(191)

Balance December 31, 2009	11,282
Evaluation tools shipped	5,381
Depreciation	(2,477)
Evaluation tools sold	(8,526)
Foreign currency translation effect	984

Balance December 31, 2010	6,644

Useful lives in years:	5

Evaluation tools are systems delivered to customers under evaluation agreements. Evaluation tools are recorded at cost and depreciated over their useful life (5 years). The depreciation period may be shorter, depending on circumstances. The depreciation expenses are reported as Cost of sales.

Investments	12 Months Ended
Dec. 31, 2010
Investments
Investments

11- Investments

The investment of € 50 as per December 31, 2010 reflects the cost of the interest in Levitech B.V. Resulting from the management buy-out of the RTP business, ASM International N.V. obtained a 20% interest in Levitech B.V.

Notes Payable to Banks	12 Months Ended
Dec. 31, 2010
Notes Payable to Banks
Notes Payable to Banks

12- Notes Payable to Banks

Information on notes payable to banks is as follows:

	December 31,
	2009	2010
Short-term debt outstanding in:
Japan	13,518	7,130
Singapore	990	1,167
Overdraft in:
The Netherlands	2,500	—

Total	17,008	8,297

Short-term debt outstanding in local currencies is as follows (in thousands):

	December 31,
	2009	2010
Japanese yen	1,800,000	775,000
Singapore dollar	2,000	2,000

Short-term debt outstanding in Japan in the amount of € 7,130 is collateralized by real estate with a carrying value of € 8,780 of ASM Japan.

ASMI and its individual subsidiaries borrow under separate short-term lines of credit with banks in the countries where they are located. The lines contain general provisions concerning renewal and continuance at the option of the banks. The weighted average interest rate of the outstanding notes payable was 2.8% at December 31, 2010.

Total short-term lines of credit amounted to € 126,833 at December 31, 2010. The amount outstanding at December 31, 2010 was €  8,297 and the undrawn portion totaled € 118,536. The undrawn portion includes the Company's standby revolving credit facility of € 90,000 with a consortium of banks. The facility, available through November 6, 2012, is secured by a portion of the Company's shareholding in ASMPT. The undrawn portion further includes € 22,464 for ASMPT, which amount is restricted to be used only in the operations of ASMPT. The undrawn portion further includes € 6,072 for ASM Japan, which amount is restricted to be used only in the operations of ASM Japan.

The credit facility of € 90,000 bank includes two financial covenants: a minimum long-term committed capital and a total net debt/equity ratio. These financial covenants are measured twice each year, at June 30 and December 31. The Company is in compliance with these financial covenants as of June 30, 2010 and as of December 31, 2010.

Short-term line of credits of ASM Japan of € 1,610 include financial covenants, of which the most important covenants, measured at December 31 of each year are, no two loss making years in a row and no annual loss in excess of a certain percentage of the equity of ASM Japan. ASM Japan is in compliance with these financial covenants as of December 31, 2010.

ASMI is guarantor with respect to all short-term debt outstanding of ASM Front-End Manufacturing Singapore. ASMI is guarantor with respect to a credit line of € 13,202, with € 7,130 outstanding, of ASM Japan. ASMI does not provide guarantees for borrowings of ASMPT and there are no guarantees from ASMPT to secure indebtedness of ASMI. Under the rules of the Stock Exchange of Hong Kong, ASMPT is precluded from providing loans and advances other than trade receivables in the normal course of business, to ASMI or its non ASMPT subsidiaries.

Provision for Warranty	12 Months Ended
Dec. 31, 2010
Provision for Warranty
Provision for Warranty

13- Provision for Warranty

The changes in the amount of provision for warranty are as follows:

Balance January 1, 2009	9,913
Charged to cost of sales	2,082
Deductions	(6,153)
Foreign currency translation effect	(192)

Balance December 31, 2009	5,650
Charged to cost of sales	7,066
Deductions	(4,824)
Foreign currency translation effect	381

Balance December 31, 2010	8,273

Accrued Expenses and Other	12 Months Ended
Dec. 31, 2010
Accrued Expenses and Other
Accrued Expenses and Other

14- Accrued Expenses and Other

Accrued expenses and other consist of the following:

	December 31,
	2009	2010
Advance payments from customers	16,371	28,272
Accrual for employee contract termination benefits	9,236	2,065
Accrual for onerous contracts	1,396	1,449
Deferred revenue	3,254	4,367
Personnel related items	22,115	47,060
Interest payable	2,424	2,102
Other	23,265	32,086

	78,061	117,401

In 2009 ASMI started the implementation of a major restructuring in the Front-end segment as announced on January 9, 2009 and on July 20, 2009. The restructuring costs consisted among others of employee contract termination benefits and lease contract termination costs (onerous contracts).

The accrual for employee termination benefits relates to the benefits payable to employees that have become redundant and are terminated under the terms and conditions of a restructuring plan.

The accrual for onerous contracts relates to operating lease contracts for buildings for which no economic benefits are expected. The accrual for onerous contracts is expected to be utilized by 2013.

Long-term Debt	12 Months Ended
Dec. 31, 2010
Long-term Debt
Long-term Debt

15- Long-term Debt

Long-term debt consists of the following:

	December 31,
	2009	2010
Term loans:
Japan, 1.3-2.4%, due 2011 – 2012	16,898	16,606
Finland, 1.0%, due 2011	214	—
Singapore, 4.5%, due 2011	855	337
Mortgage loans:
Japan, 2.1-2.2%, due 2012	3,417	2,898
Capital lease commitments:
Japan, 1.8%, due 2011 – 2012	965	425

	22,349	20,266
Current portion	(5,795)	(15,950)

	16,554	4,316

Long-term debt, including current portion, in local currencies is as follows (in thousands):

	December 31,
	2009	2010
Euro	214	—
Japanese yen	2,833,514	2,166,175
Singapore dollars	1,727	578

Aggregate annual principal repayments for years subsequent to December 31, 2010 are:

2011	15,950
2012	4,316

20,266

Long-term debt outstanding in Japan in the amount of € 13,938 is collateralized by real estate with a carrying value of € 5,612 of ASM Japan.

Long-term debt outstanding in Singapore in the amount of € 337 is collateralized by real estate with a carrying value of €  14,269 and other assets with a carrying value of € 65,227 of ASM Front-End Manufacturing Singapore.

Long-term debt of ASM Japan of € 11,040 include financial covenants, of which the most important covenants, measured at December 31 of each year are as follows:

•	no two loss making years in a row;

•	no annual loss in excess of a certain percentage of the equity of ASM Japan.

ASM Japan is in compliance with these financial covenants as of December 31, 2010.

ASMI is guarantor with respect to all long-term debt outstanding of ASM Front-End Manufacturing Singapore and is guarantor with respect to € 5,152 long-term debt outstanding of ASM Japan.

Capital lease commitments relate to commitments for equipment and machinery.

Convertible Subordinated Debt	12 Months Ended
Dec. 31, 2010
Convertible Subordinated Debt
Convertible Subordinated Debt

16- Convertible Subordinated Debt

As per 1 January 2009, ASMI applies ASC 815 "Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity's Own Stock".

All our convertible bonds due 2010, 2011 and 2014, include a component that creates a financial liability to the Company and a component that grants an option to the holder of the convertible note to convert it into common shares of the Company ("conversion option"). ASC 815 requires separate recognition of these components.

For the conversion options of the convertible bonds due 2010 and 2011 the accounting is different from that for the conversion option of the convertible bonds due 2014. As the convertible bonds due 2010 and 2011 are denominated in USD and the ASM International common shares in which they can be converted to are denominated in Euro, these conversion options are recognized as a liability measured at fair value. The conversion option is measured at fair value through the income statement, for 2010 this revaluation at fair value resulted in a loss of €  19.0 million (2009 € 24.4 million). For the conversion options of the convertible bonds due 2014 the fixed–for-fixed principle is met as both the debt instrument (the bond) and the Company's equity shares, in which they can be converted to, are denominated in the same currency (Euro). Based on this criterion the conversion option qualifies as permanent equity.

The fair value of the liability component is estimated using the prevailing market interest rate at the date of issue, for similar non-convertible debt. Subsequently, the liability is measured at amortized cost. The interest expense on the liability component is calculated by applying the market interest rate for similar non-convertible debt at the date of issue to the liability component of the instrument. The difference between this amount and the interest paid is added to the carrying amount of the convertible subordinated notes, thus creating a non-cash interest expense. For the financial year 2010 this accretion interest expense was €  6,010 (2009; € 4,286).

The changes in the outstanding amounts of convertible subordinated debt are as follows:

	5.25% convertible subordinated notes, due 2010	4.25% convertible subordinated notes, due 2011	6.50% convertible unsecured notes, due 2014
Liability at redemption value at date of issuance	79,267	111,682	150,000
Conversion component at date of issuance	(13,653)	(18,329)	(23,601)

Liability component at date of issuance	65,614	93,353	126,399

Balance January 1, 2009	15,037	91,756	—
Separation conversion option subsequent to the adoption of ASC 815	(825)	(9,684)	—
Issue of notes	—	—	126,399
Accrual of interest	595	3,135	556
Repurchasing of notes	(2,647)	(16,208)	—
Foreign currency translation effect	(619)	(3,605)	—

Balance December 31, 2009	11,542	65,394	126,955
Conversion of notes	(12,677)	(5)	—
Accrual of interest	181	1,560	3,849
Repurchasing of notes	—	(38,276)	—
Foreign currency translation effect	954	3,765	—

Balance December 31, 2010	—	32,439	130,804

Reported as non-current liabilities	—	—	130,804
Reported as current liabilities	—	32,439	—

	5.25% convertible subordinated notes, due 2010	4.25% convertible subordinated notes, due 2011	6.50% convertible subordinated notes, due 2014
Nominal value in US $:
December 31, 2009	16,880	101,387	—
December 31, 2010	—	44,909	—

Nominal value in € :
December 31, 2009	11,718	70,383	150,000
December 31, 2010	—	33,609	150,000

5.25% convertible subordinated notes, due 2010

In May 2003, ASMI issued US $ 90.0 million in principal amount of 5.25% convertible subordinated notes due in May 2010 in a private offering. Interest on the notes was payable on May 15 and November 15 of each year. The notes were subordinated in right of payment to all of the Company's existing and future senior indebtedness. The notes were convertible, at the option of the holder, into shares of the Company's common stock initially at a conversion rate of 52.0237 shares of common stock for each US $ 1,000 principal amount of notes, subject to adjustment in certain circumstances. This was equivalent to an initial conversion price of US $ 19.22 per share. On or after May 20, 2006, the Company could redeem any of the notes at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest, if the closing price of the Company's common shares exceeded 150% of the conversion price for at least 20 trading days in any period of 30 consecutive trading days and if certain other conditions were satisfied. In the event of a change in control, the Company could be required to repurchase the notes.

In 2007, US $ 20.8 million of the US $ 90.0 million convertible subordinated notes were repurchased. The US $ 20.8 million were repurchased for a market value of US $ 29.0 million. The loss for the early extinguishment of the notes of €  6,309, which includes the premium paid above par and the write-off of unamortized issuance costs, was recorded as expense from early extinguishment of debt in the Consolidated Statement of Operations for the year 2007.

In 2008, US $ 48.3 million convertible subordinated notes was repurchased. The US $ 48.3 million was repurchased for a market value of US $ 37.7 million. The gain from the early extinguishment of the notes of €  7,957, which includes the premium paid under par and the write-off of unamortized issuance costs, was recorded as a gain from early extinguishment of debt in the Consolidated Statement of Operations for the year 2008.

In 2008 US $ 0.01 million in convertible subordinated notes were converted into 520 common shares out of the treasury shares, previously purchased by the Company.

In 2009 US $ 4.0 million convertible subordinated notes was repurchased for a market value of US $ 5.2 million. The loss from the early extinguishment of the notes of €  211, which includes the premium paid above par and the write-off of unamortized issuance costs, was recorded as a loss from early extinguishment of debt in the Consolidated Statement of Operations for the year 2009.

In 2010 the remaining US $ 16.9 million in convertible subordinated notes were converted into 878,154 common shares, newly issued by the Company.

4.25% convertible subordinated notes, due 2011

In December 2004, ASMI issued US $ 150.0 million in principal amount of 4.25% convertible subordinated notes due in December 2011 in a private offering. Interest on the notes was payable on June 6 and December 6 of each year. The notes were subordinated in right of payment to all of the Company's existing and future senior indebtedness. The notes were convertible, at the option of the holder, into shares of the Company's common stock initially at a conversion rate of 48.0307 shares of common stock for each US $ 1,000 principal amount of notes, subject to adjustment in certain circumstances. This was equivalent to an initial conversion price of US $ 20.82 per share. Effective December 6, 2007, the conversion price was adjusted for the cash dividend paid in September 2007 to US $ 20.71 per share. On or after December 6, 2007, the Company could redeem any of the notes at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest, if the closing price of the Company's common shares exceeded 130% of the conversion price for at least 20 trading days in any period of 30 consecutive trading days. In the event of a change in control, the Company could be required to repurchase the notes.

In 2007, US $ 14.6 million of the US $ 150.0 million convertible subordinated notes were repurchased. The US $ 14.6 million were repurchased for a market value of US $ 19.4 million. The loss for the early extinguishment of the notes of €  3,740, which includes the premium paid above par and the write-off of unamortized issuance costs, was recorded as expense from early extinguishment of debt in the Consolidated Statement of Operations for the year 2007.

In 2008 US $ 7.7 million in convertible subordinated notes were converted into 372,426 common shares of which 102,509 consisted of the treasury shares previously purchased by the Company and 269,917 newly issued common shares.

In 2009 US $ 26.3 million convertible subordinated notes were repurchased for a market value of US $ 33.7 million. The loss from the early extinguishment of the notes of €  1,548, which includes the write-off of unamortized issuance costs and the amortization of unamortized interest expenses, was recorded as a loss from early extinguishment of debt in the Consolidated Statement of Operations for the year 2009.

In 2010 US $ 56.5 million convertible subordinated notes was repurchased for a market value of US $ 74.6 million. The loss from the early extinguishment of the notes of € 3,609, which includes the write-off of unamortized issuance costs and the amortization of unamortized interest expenses, was recorded as a loss from early extinguishment of debt in the Consolidated Statement of Operations for the year 2010.

In 2010 US $ 7 thousand in convertible subordinated notes were converted into 337 common shares, newly issued by the Company.

On January 3, 2011 we announced that we initiated a full redemption for all of the outstanding principal balance of the 4.25% Convertible Subordinated Notes due 2011. The Notes which were not converted into common shares were redeemed on February 16, 2011, at a redemption price of 100.00% of the principal amount thereof, plus accrued and unpaid interest to February 15, 2011. The Notice of Redemption for the Notes was sent to all registered holders on January 3, 2011.

The 4.25% convertible subordinated notes ranked pari passu with the 5.25% convertible subordinated notes.

6.50% convertible subordinated notes, due 2014

In November 2009, ASMI issued €  150.0 million in principal amount of 6.50% convertible unsecured notes due in November 2014 in a private offering. Interest on the notes is payable on February 6, May 6, August 6 and November 6 of each year. The notes are subordinated in right of payment to all of the Company's existing and future senior indebtedness. The notes are convertible into shares of the Company's common stock only, initially at a conversion rate of 58.5851 shares of common stock for each € 1,000 principal amount of notes, subject to adjustment in certain circumstances. This is equivalent to an initial conversion price of €  17.09 per share. On or after November 27, 2012, the Company may redeem any of the notes at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest, if the closing price of the Company's common shares has exceeded 130% of the conversion price for at least 20 trading days in any period of 30 consecutive trading days. In the event of a change in control, the Company may be required to repurchase the notes.

The 6.50% convertible subordinated notes rank pari passu amongst themselves and equally with all other unsecured and unsubordinated obligations of the Company.

Conversion option

The conversion component of the subordinated notes qualifying as a liability is measured at fair value. The fair values for these options were determined using the Black-Scholes option valuation model with the following market data:

Valuation in US $ per note of nominal US $ 1,000	5.25% Convertible subordinated notes, due May 2010		4.25% Convertible subordinated notes, due December 2011
Valuation per 31 December 2008:
Implied volatility		17.4%		10.0%
USD interest average		1.86%		1.86%
Stock price		€6.16		€6.16
Conversion price	US $	19.22	US $	20.71
Value of the option	US $	13.32	US $	29.99

Valuation per 31 December 2009:
Implied volatility		32.0%		32.0%
USD interest average		0.37%		1.27%
Stock price		€17.76		€17.76
Conversion price	US $	19.22	US $	20.71
Value of the option	US $	312.97	US $	263.04

Valuation per 31 December 2010:
Implied volatility		n/a		31.0%
USD interest average		n/a		0.78%
Stock price		n/a		€26.50
Conversion price		n/a	US $	20.71
Value of the option		n/a	US $	710.35

Debt issuance costs

The fees incurred for the issuance of the convertible subordinated notes are included as debt issuance costs in the Consolidated Balance Sheet and amortized by the effective interest method as interest expense during the economic life of the debts. Debt issuance costs of € 1,234 are expected to be amortized in 2011.

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity
Shareholders' Equity

17- Shareholders' Equity

Common shares, preferred and financing preferred shares

The authorized capital of the Company amounts to 110,000,000 shares of € 0.04 par value common shares, 118,000 shares of €  40 par value preferred shares and 8,000 shares of € 40 par value financing preferred shares, of which 52,931,881 common shares, no preferred and no financing preferred shares were outstanding as at December 31, 2010. All shares have one vote per € 0.04 par value. Treasury shares held by the Company cannot be voted on.

Financing preferred shares are designed to allow ASMI to finance equity with an instrument paying a preferred dividend, linked to EURIBOR loans and government loans, without the dilutive effects of issuing additional common shares.

Preferred and financing preferred shares are issued in registered form only and are subject to transfer restrictions. Essentially, a preferred or financing preferred shareholder must obtain the approval of the Company's Supervisory Board to transfer shares. If the approval is denied, the Supervisory Board will provide a list of acceptable prospective buyers who are willing to purchase the shares at a cash price to be fixed by consent of the Supervisory Board and seller within two months after the approval is denied. If the transfer is approved, the shareholder must complete the transfer within three months, at which time the approval expires.

Preferred shares are entitled to a cumulative preferred dividend based on the amount paid-up on such shares. Financing preferred shares are entitled to a cumulative dividend based on the par value and share premium paid on such shares. The preferred dividend on the amount paid-up was €  5 for the year 2009.

In the event preferred shares are issued, the Management Board must, within two years after such preferred shares were issued, submit to the general meeting a proposal to annul the preferred shares. On May 14, 2008, 21,985 preferred shares were issued to Stichting Continuïteit ASM International ("Stichting"). The amount paid-up by Stichting was €  220, which is the equivalent of one/fourth of the nominal value of the preferred shares. On May 14, 2009 the Annual Meeting of Shareholders resolved to cancel the outstanding preferred shares and to reissue an option to Stichting Continuïteit to acquire preferred shares.

During 2008, ASM engaged Lehman Bros ("Lehman"). to repurchase ordinary ASMI shares on the Euronext and Nasdaq markets on behalf of ASMI. As of September 15, 2008, at the time it went into bankruptcy administration, Lehman reported that it had purchased and held on our behalf 2,552,071 shares, which were accounted for as treasury shares accordingly. ASM filed a submission with the Lehman administrators giving notice of the shares held in custody by Lehman. At ASMI's May 2009 Annual General Meeting, our shareholders resolved to cancel all of these treasury shares which, accordingly, was accounted for in our 2009 Annual Report as a reduction of the number of outstanding shares. Lehman was notified of the cancellation of shares at the time.

In September 2010, Lehman's administrators notified us that there is a possible shortfall in the number of shares held by Lehman of 479,279 shares (out of the 2,552,071 shares), which cannot currently be accounted for by Lehman. The Lehman administrators also reported a segregated collateral cash account of US $ 6,759, that ASMI may be entitled to in the absence of the shares. We have not been able to obtain additional information to confirm and understand the potential shortfall of shares or our ability to recover the US $ 6,759 from the Lehman bankruptcy proceedings in lieu of the shares. Accordingly, we are uncertain at this time as to the accuracy of the shortfall of shares, our ability to claim the collateral cash sum to cover the value of any such discrepancy, and our entitlement to all or a portion of such sum when distributions are determined and made by the administrator since there is likely to also be a shortfall in Lehman assets subject to proprietary rights. Given the magnitude of the overall Lehman administration, we believe it may take several years to obtain clarity or resolution about the potential shortfall or claim to cash. ASMI is in the process of filing a claim with the Lehman administrators to safeguard our interests.

Considering the factual and legal uncertainties, it is premature to conclude that the 479,279 shares should still be considered as outstanding or that ASMI has a US $ 6,759 receivable from Lehman. ASMI has, therefore, neither reversed the cancellation of these shares that we recorded in 2009, nor recorded a receivable from Lehman. If the shares would be considered as outstanding, the impact on our basic and diluted earnings per share as at December 31, 2010 would have been €  (0.02) and €  (0.01) respectively per share.

Treasury shares at cost

The changes in the number and amount of treasury shares at cost is as follows:

	Number of treasury shares	Amount	Amount per share
Balance January 1, 2009	2,666,491	37,215	13.96
Withdrawal of common shares	(2,553,000)	(35,631)	13.96
Issuance of treasury shares upon exercise of options	(113,491)	(1,584)	13.96

Balance December 31, 2009	—	—	—

Balance December 31, 2010	—	—	—

Retained earnings

Distributions to common shareholders are limited to the extent the total amount of shareholders' equity exceeds the amounts of nominal paid-in share capital (exclusive any share premium) and any reserves to be formed pursuant to law or the Company's articles of association. The amounts are derived from the Statutory Financial Statements of ASM International N.V.

Following the adoption of ASC 810(-10 45-23) as per 2009 results on dilution of investments in subsidiaries are accounted for directly in equity. The 2009 results and changes in equity have been adjusted accordingly. For 2010 and 2009 these dilution gains were €  4,957 and €  956 respectively.

Accumulated other comprehensive loss

The changes in the amount of accumulated other comprehensive loss are as follows:

	Foreign currency translation effects	Unrealized gains (losses) on derivative instruments, net of tax	Unrecognized pension obligations, net of tax	Total
Balance January 1, 2009	(62,301)	47	(1,838)	(64,092)
Foreign currency translation effect on translation of foreign operations	(1,939)	—	62	(1,877)
Increase in fair value of derivative instruments, net of tax	—	81	—	81
Transfer to Consolidated Statement of Operations of derivative instruments, net of tax	—	(251)	—	(251)
Reclassification transition obligation into retained earnings	—	—	877	877
Result on curtailment and settlement unrecognized pension obligations	—	—	852	852
Actuarial loss	—	—	(370)	(370)
Amortization of unrecognized actuarial results	—	—	26	26

Total change in accumulated other comprehensive loss	(1,939)	(170)	1,447	(662)

Balance December 31, 2009	(64,240)	(123)	(391)	(64,754)
Foreign currency translation effect on translation of foreign operations	30,553	—	(87)	30,466
Increase in fair value of derivative instruments, net of tax	—	136	—	136
Actuarial loss	—	—	(87)	(87)

Total change in accumulated other comprehensive loss	30,553	136	(174)	30,515

Balance December 31, 2010	(33,687)	13	(565)	(34,239)

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

On May 22, 2007, the General Meeting of Shareholders authorized the Company, for an 18-month period, to be calculated from the date of the General Meeting, to repurchase its own shares up to the statutory maximum, at a price at least equal to the shares' nominal value and at most a price equal to 110% of the share's average closing price according to the listing on the Euronext Amsterdam stock exchange during the five trading days preceding the purchase date.

The number of shares bought back under the authorization of May 22, 2007 was 2,655,100. Of this number, 249,071 were sold upon the exercise of options by employees of ASMI, under the Employee Stock Option Plan, 103,029 were issued upon conversion of convertible subordinated debt and 2,553,000 were withdrawn in July 2009.

Reference is made to the paragraph "Common shares, preferred and financing preferred shares" of this note to the consolidated financial statements for the uncertainty about the shares held in custody by Lehman.

The following table summarizes shares repurchased under the authorization of May 22, 2007:

Period	Total Number of Shares Purchased	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Average Price Paid per Share	Maximum Number of Shares that May Yet be Purchased under the Programs
August 2007	250,000	250,000	€18.67	—
March and April 2008	2,405,100	2,405,100	€13.31	—

On May 21, 2008, the General Meeting of Shareholders authorized the Company, for an 18-month period, to be calculated from the date of the General Meeting, to repurchase its own shares up to the statutory maximum, at a price at least equal to the shares' nominal value and at most a price equal to 110% of the share's average closing price according to the listing on the Euronext Amsterdam stock exchange during the five trading days preceding the purchase date.

The number of shares bought back under the authorization of May 21, 2008 was 250,000.

The following table summarizes shares repurchased under the authorization of May 21, 2008:

Period	Total Number of Shares Purchased	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Average Price Paid per Share	Maximum Number of Shares that May Yet be Purchased under the Programs
September 2008	250,000	250,000	€17.74	2,758,656

The maximum of shares that may yet be purchased under the program takes into account the treasury shares held by the Company (at December 31, 2010 there were no treasury shares held) and the maximum number of common shares which the Company can hold according to its Articles of Association. This maximum is 10% of the number of common shares issued.

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits
Employee Benefits

18- Employee Benefits

Pension plans

The Company has retirement plans covering substantially all employees. The principal plans are defined contribution plans, except for the plans of the Company's operations in the Netherlands and Japan.

The Company's employees in the Netherlands participate in a multi-employer plan ("Bedrijfstakpensioenfonds Metalektro"). The plan monitors the risks of the entire investment portfolio, not by individual company or employee, and is subject to regulation by Dutch governmental authorities. By Dutch law, a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of its assets to its obligations. This ratio includes a minimum coverage ratio of 105%. Each company participating in the plan contributes a percentage of its total pensionable salaries and each company contributes the same percentage. The pension rights of individual employees are based on the employee's average salary during employment. The Company's net periodic pension cost for the multi-employer plan for a fiscal period is equal to the required contribution for that period. At December 31, 2010 the coverage ratio of the multi-employer plan was 96 (December 31, 2009: 99%). This decrease mainly resulted from the use of the latest mortality tables. The Board of the multi-employer plan decided that existing pension obligations will not be indexed for the years 2010 and 2011.

The Company's employees in Japan participate in a defined benefit plan. The funded status of the plan and the amounts not yet recognized in the Consolidated Statement of Operations and the amounts recognized in the Consolidated Balance Sheet are as follows:

	December 31,
	2009	2010
Defined benefit obligations	(6,560)	(8,805)
Fair value of plan assets	2,119	3,189

Funded status deficit	(4,441)	(5,617)
Unrecognized actuarial loss	662	954

Net liabilities	(3,779)	(4,663)

The changes in defined benefit obligations and fair value of plan assets are as follows:

	December 31,
	2009	2010
Defined benefit obligations
Balance January 1	10,046	6,560
Current service cost	675	629
Interest on obligation	154	139
Actuarial losses (gains)	605	795
Benefits paid	(365)	(819)
Curtailment and settlement	(4,095)	—
Foreign currency translation effect	(461)	1,502

Balance December 31	6,560	8,805
Fair value of plan assets
Balance January 1	4,973	2,119
Expected return on plan assets	98	77
Actuarial losses	(20)	658
Company contribution	629	647
Benefits paid	(365)	(819)
Settlement	(2,996)	—
Foreign currency translation effect	(201)	507

Balance December 31	2,119	3,189

The net periodic benefit cost consists of the following:

	December 31,
	2008	2009	2010
Current service cost	739	675	629
Interest on obligation	160	154	139
Expected return on plan assets	(193)	(98)	(77)
Amortization deferred actuarial loss	—	44	1
Amortization of transition amount	113	—	—

Net periodic pension benefit cost	819	775	692

The actual return on plan assets was € (1,293), € 78 and € 734 for the years ended December 31, 2008, 2009 and 2010 respectively.

The assumptions in calculating the actuarial present value of benefit obligations and net periodic benefit cost are as follows:

	December 31,
	2008	2009	2010
Discount rate for obligations	2.00%	1.70%	1.25%
Expected return on plan assets	3.00%	3.00%	3.00%
Future salary increases	2.94%	2.93%	2.93%

The allocation of plan assets is as follows:

	December 31,
	2009		2010
Shares	868	41.0%	798	25.0%
Bonds	1,010	47.6%	1,965	61.6%
Loans	126	5.9%	235	7.4%
Real estate	25	1.2%	51	1.6%
Other	91	4.3%	140	4.4%

	2,119	100.0%	3,189	100.0%

The plan assets do not include any of the Company's shares.

The Company expects to contribute € 651 to the defined benefit plan in 2011. The Company expects to pay benefits for years subsequent to December 31, 2010 as follows:

2011	251
2012	257
2013	262
2014	286
2015	286
Aggregate for the years 2016-2020	1,897

Total	3,239

Retirement plan costs consist of the following:

	December 31,
	2008	2009	2010
Defined contribution plans	7,863	6,875	10,423
Multi-employer plans	2,792	2,089	1,207
Defined benefit plans	819	775	673

Total retirement plan costs	11,474	9,739	12,303

The Company does not provide for any significant post-retirement benefits other than pensions.

Employee Stock Option Plan

The Company has adopted various stock option plans and has entered into stock option agreements with various employees. Under these plans, employees may purchase a specific number of shares of the Company's common stock. Options are priced at market value in euros or U.S. dollars on the date of grant, are generally vesting in equal parts over a period of five years and generally expire after five or ten years. Under the 2001 Stock Option Plan the Company is authorized to issue 4,000,000 shares. At December 31, 2010, options to purchase 3,838,320 shares have been issued under the 2001 Stock Option Plan. Under previous plans no more options to purchase shares can be issued. Under the various stock option plans a total of 1,445,523 options to purchase common stock were outstanding at December 31, 2010, expiring at various dates through 2019. The number of options outstanding at December 31, 2008 and 2009 were 1,460,730 and 1,750,158 respectively. In 2011, a new stock option plan will be adopted. In the new plan to limit potential dilution, the Supervisory Board will require that at any time the amount of outstanding (vested and non-vested) options granted to the Management Board and to other employees will not exceed 7.5% of the issued ordinary share capital of ASMI.

The following is a summary of changes in options outstanding:

	Number of options	Weighted average exercise price in US $	Number of options	Weighted average exercise price in €
Balance January 1, 2008	442,797	16.43	747,000	15.10
Options granted	276,000	20.49	148,000	12.36
Options forfeited	(36,500)	16.43	(17,200)	17.55
Options exercised	(79,357)	15.07	(20,010)	13.85

Balance December 31, 2008	602,940	18.47	857,790	14.61
Options granted	358,400	17.83	381,600	14.76
Options forfeited	(68,740)	14.27	(245,332)	14.43
Options exercised	(69,700)	12.99	(66,800)	12.20

Balance December 31, 2009	822,900	19.00	927,258	14.89
Options granted	42,000	35.01	64,500	22.53
Options forfeited	(35,700)	19.73	(67,185)	16.97
Options exercised	(143,140)	16.83	(165,110)	13.12

Balance December 31, 2010	686,060	20.40	759,463	15.74

The weighted average fair values of employee stock options granted in U.S. dollars were US $ 11.01 in 2008, US $ 9.31 in 2009 and US $ 17.02 in 2010. The weighted average fair values of employee stock option granted in Euro were € 5.55 in 2008, € 7.26 in 2009 and € 13.94 in 2010.

The weighted average remaining contractual life of the outstanding options granted in 2010 is 6.36 years at December 31, 2010.

The total intrinsic value of options exercised was € 818, € 684 and € 2,322 for the years ended December 31, 2008, 2009 and 2010 respectively. No new shares have been issued for the exercise of options in 2008. In 2009 and 2010 new shares have been issued for the exercise of 23,009 and 308,250 options respectively.

At December 31, 2010 options outstanding and options exercisable classified by range of exercise prices are:

	Options outstanding			Options exercisable
Range of exercise prices	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price	Number exercisable	Weighted average exercise price
In US $		In years	In US $		In US $
1.00-10.00	68,000	8.14	7.47	4,000	6.30
10.00-15.00	139,060	4.11	12.88	62,020	13.35
15.00-20.00	71,700	6.43	18.27	26,800	17.48
20.00-30.00	365,300	5.97	24.41	103,900	25.22
30.00-40.00	42,000	6.01	35.01	—	—

US $1.00-40.00	686,060	5.85	20.40	196,720	20.04

In €		In years	In €		In €
1.00-10.00	14,800	2.92	7.95	400	7.79
10.00-15.00	145,380	4.11	12.33	11,800	12.11
15.00-20.00	559,783	4.47	16.07	210,623	17.38
20.00-30.00	39,500	6.01	26.50	—	—

€ 1.00-30.00	759,463	4.45	15.74	222,823	17.08

Total	1,445,523	5.12	17.95	419,543	18.47

At December 31, 2010, the aggregate intrinsic value of all options outstanding and all options exercisable is € 15,672 and € 4,302 respectively.

The cost relating to employee stock options is measured at fair value on the grant date. The fair value was determined using the Black-Scholes option valuation model with the following weighted average assumptions:

	December 31,
	2009	2010
Expected life (years)	5 – 10	5 – 10
Risk free interest rate	3.0%	2.8%
Dividend yield	—	—
Expected volatility	52.1%	45.6%

The grant date fair value of the stock options is expensed on a straight-line basis over the vesting period, based on the Company's estimate of stock options that will eventually vest. The impact of the true up of the estimates is recognized in the consolidated statement of operations in the period in which the revision is determined. We recorded compensation expenses of €  2,127 and €  2,526 for 2009 and 2010 respectively.

Employee Share Incentive Scheme ASMPT

In 1989, the shareholders of ASMPT approved a plan to issue up to 5.0 percent of the total issued shares of ASMPT to directors and employees. This plan was extended in 1999 for a term up to March 23, 2010. At the annual general meeting of the ASMPT held on 24 April 2009, the shareholders approved to extend the period of the Scheme for a term of a further 10 years up to 23 March 2020 and allow up to 7.5% of the issued share capital of ASMPT from time to time (excluding any shares subscribed for or purchased pursuant to the Scheme since 23 March 1990) to be subscribed for or purchased pursuant to the Scheme during such extended period and that no more than 3.5% of the issued share capital of ASMPT from time to time (excluding any shares subscribed for or purchased pursuant to the Scheme since 23 March 1990) to be subscribed for or purchased pursuant to the Scheme for the period from 24 March 2010 to 23 March 2015.

The directors annually may approve an amount of supplemental compensation to the designated directors and officers, which will be used to issue or purchase ASMPT's common shares for the designees at current market value. In December 2010, 1,726,900 common shares of ASMPT were issued, for cash at par value of HK $ 0.10 per share, pursuant to the Employee Share Incentive Scheme of ASMPT. In 2009 and 2008, respectively 2,035,400 and 1,728,700 ASMPT shares were issued to certain directors and employees under the plan. The effect of this transaction on ASMI was a dilution of its ownership interest in ASMPT of 0.23% in 2010, 0.28% in 2009 and 0.23% in 2008. The shares issued under the plan in 2010 have diluted ASMI's ownership in ASMPT to 52.36% as of December 31, 2010. Total compensation expenses related to the Employee Share Incentive Scheme of respectively € 7,524 in 2008, € 3,685 in 2009, and € 11,375 in 2010 were charged to the Consolidated Statement of Operations.

Dilution investment ASMPT

The dilution in ownership has resulted in a gain on the investment in ASMPT of €  4,088 in 2008, which gain has been separately included in the Consolidated Statement of Operations. Due to the participation exemption in the Netherlands no deferred income taxes have been provided for these gains. Following the adoption of ASC 810(-10 45-23) as per 2009 results on dilution of investments in subsidiaries are accounted for directly in equity. The 2009 results and changes in equity have been adjusted accordingly. For 2010 and 2009 these dilution gains were €  4,957 and €  956 respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

19- Commitments and Contingencies

Capital leases included in property, plant and equipment are as follows:

	December 31,
	2009	2010
Machinery and equipment	4,305	3,644
Furniture and fixtures	739	359

	5,044	4,003
Less accumulated depreciation	(3,939)	(3,211)

	1,105	792

At December 31, 2010 minimum rental commitments under capital leases and operating leases having initial or remaining non-cancelable terms in excess of one year are as follows:

	Capital leases	Operating leases
2011	299	10,061
2012	131	7,871
2013	—	5,152
2014	—	2,854
2015	—	1,839
Years thereafter	—	2,390

Total	430	30,167
Less amount representing interest	(5)

Present value of net minimum lease payments	425

Aggregate rental expense for operating leases was € 9,748 in 2008, € 10,719 in 2009 and €  10,173 in 2010. At December 31, 2010 the Company had entered into purchase commitments with suppliers in the amount of €  58,006 for purchases, of which € 57,726 for purchases within the next 12 months. Commitments for capital expenditures at December 31, 2010 were € 22,359.

Change of Control Transaction

If the Company desires to effect a change of control transaction with a competitor of Applied Materials, Inc., ("Applied Materials") the Company must, pursuant to a litigation settlement agreement in 1997, as amended and restated in 1998, first offer the change of control transaction to Applied Materials on the same terms as the Company would be willing to accept from that competitor pursuant to a bona fide arm's-length offer by that competitor.

Litigation and Environmental Matters	12 Months Ended
Dec. 31, 2010
Litigation and Environmental Matters
Litigation and Environmental Matters

20- Litigation and Environmental Matters

The Company is party to various legal proceedings generally incidental to its business and is subject to a variety of environmental and pollution control laws and regulations. As is the case with other companies in similar industries, the Company faces exposure from actual or potential claims and legal proceedings. Although the ultimate disposition of legal proceedings cannot be predicted with certainty, it is the opinion of the Company's management that the outcome of any claim which is pending or threatened, either individually or on a combined basis, will not have a materially adverse effect on the financial position of the Company, its cash flows and result of operations.

Under our license agreement with Applied Materials, we pay royalties based upon our sales of equipment that employs technology covered by the licensed patents. We believe that we no longer practice patents applicable to certain equipment and ceased paying royalties on the sale of such equipment as of December 18, 2007 and gave written notice to Applied Materials in December 2007. The agreement provides a process to address royalty issues in a prescribed manner: the first step is written notice of a royalty matter to a party; the second step is amicable resolution with the participation of an expert if desired by Applied Materials; and the final step if not resolved by the parties is through binding arbitration. Initiation of this process is not considered a default event and the remedy is the payment of any unpaid royalties for equipment shipped after the written notice that are ultimately agreed to by the parties or determined by arbitration. Applied Materials is verifying our position through the review by an independent expert. While we consider the matter closed, Applied Materials notified us in late 2009 that they are continuing to evaluate the matter and will contact us if they require additional information. Although we believe our position is correct, the outcome of any possible arbitration is uncertain and, if we are not successful, we could be required to pay up to approximately US $ 5.8 million (€ 4.3 million) for royalties as of December 31, 2010.

Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2010
Financial Instruments and Risk Management
Financial Instruments and Risk Management

21- Financial Instruments and Risk Management

Categories of Financial Instruments

Financial instruments include:

Financial assets:

	December 31,
	2009	2010
Cash and cash equivalents	293,902	340,294
Accounts receivable	165,754	271,271
Derivative instruments designated in cash flow hedges	—	14
Derivative instruments designated in fair value hedges	94	—

Financial liabilities:

	December 31,
	2009	2010
Notes payable to banks	17,008	8,297
Accounts payable	93,117	170,553
Current portion of long-term debt	5,795	15,950
Current portion of convertible subordinated debt	11,542	32,439
Long-term debt	16,554	4,316
Convertible subordinated debt	192,350	130,804
Conversion option	22,181	23,875
Derivative instruments designated in cash flow hedges	167	—
Derivative instruments designated in fair value hedges	28	31

Gains or losses related to financial instruments are as follows:

	Year ended December 31,
	2009	2010
Interest income	1,018	1,221
Interest expense	(8,556)	(15,677)
Accretion interest expense convertible notes at amortized value	(4,286)	(6,010)
Loss resulting from early extinguishment of debt	(1,759)	(3,609)
Revaluation conversion option	(24,364)	(19,037)
Losses Foreign currency exchange, net	(1,384)	(65)
Addition to allowance for doubtful accounts receivable	(2,812)	(461)

We adopted ASC 820, Fair Value Measurements, on January 1, 2008, for financial assets and liabilities and for nonfinancial assets and liabilities that are remeasured at least annually. ASC 820 defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels.

Level 1.	Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2.	Observable inputs other than quoted prices in active markets.

Level 3.	Unobservable inputs for which there is little or no market data available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The following table presents the Company's financial assets and financial liabilities that are measured at fair value on a recurring basis.

	At carrying value	At fair value Level 1	Level 2	Level 3	Total
December 31, 2009

Assets:
Derivative financial instruments	94	—	14,500	—	14,500

Total	94	—	14,500	—	14,500

Liabilities:
Conversion options	22,181	—	22,181	—	22,181
Derivative financial instruments	195	—	421	—	421

Total	22,376	—	22,602	—	22,602

December 31, 2010

Assets:
Derivative financial instruments	14	—	1,743	—	1,743

Total	14	—	1,743	—	1,743

Liabilities:
Conversion options	23,875	—	23,875	—	23,875

Total	23,875	—	23,875	—	23,875

Financial Risk Factors

ASMI is exposed to a number of risk factors: market risks (including foreign exchange risk and interest rate risk), credit risk and liquidity risk. The Company uses forward exchange contracts to hedge its foreign exchange risk. The Company does not enter into financial instrument transactions for trading or speculative purposes.

Foreign Exchange Risk

ASMI and its subsidiaries conduct business in a number of foreign countries, with certain transactions denominated in currencies other than the functional currency of the Company (euro) or one of its subsidiaries conducting the business. The purpose of the Company's foreign currency management is to manage the effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in selected foreign currencies, in particular denominated in U.S. dollar.

The Company's Front-end segment uses forward exchange contracts to hedge its foreign exchange risk of anticipated sales or purchase transactions in the normal course of business, which occur within the next twelve months, for which the Company has a firm commitment from a customer or to a supplier. The terms of these contracts are consistent with the timing of the transactions being hedged. The hedges related to forecasted transactions are designated and documented at the inception of the hedge as cash flow hedges, and are evaluated for effectiveness quarterly. The effective portion of the gain or loss on these hedges is reported as a component of accumulated other comprehensive loss in Shareholders' Equity, and is reclassified into earnings when the hedged transaction affects earnings.

The majority of revenues and costs of the Company's Back-end segment are denominated in Hong Kong dollars, Chinese Yuan and U.S. dollars. Since foreign currency exposure is not significant, no forward exchange contracts are used. The effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in foreign currencies is periodically reviewed.

Changes in the fair value of derivatives that do not qualify for hedge treatment, as well as the ineffective portion of any hedges, are recognized in earnings. The Company records all derivatives, including forward exchange contracts, on the balance sheet at fair value in other current assets or accrued expenses.

The Company expects that substantially all of the € 13 unrealized gains included in accumulated other comprehensive loss as of December 31, 2010 will be reclassified to net earnings within the next twelve months, upon completion of the underlying transactions. If the underlying transaction being hedged fails to occur, or if a portion of any derivative is ineffective, the gain or loss is immediately recognized in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Unrealized losses included in accumulated other comprehensive loss as of December 31, 2009 of € 123 were reclassified to earnings in 2010. Hedge ineffectiveness was insignificant for the years ended December 31, 2009 and December 31, 2010.

Furthermore, the Company manages the currency exposure of certain receivables and payables using derivative instruments, such as forward exchange contracts (fair value hedges) and currency swaps, and non-derivative instruments, such as debt borrowings in foreign currencies. The gains or losses on these instruments provide an offset to the gains or losses recorded on receivables and payables denominated in foreign currencies. The derivative instruments are recorded at fair value and changes in fair value are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Receivables and payables denominated in foreign currencies are recorded at the exchange rate at the balance sheet date and gains and losses as a result of changes in exchange rates are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations.

To the extent that exchange rate fluctuations impact the value of the Company's investments in its foreign subsidiaries, they are not hedged. The cumulative effect of these fluctuations is separately reported in Consolidated Shareholders' Equity. Reference is made to Note 17.

The outstanding forward exchange contracts are as follows:

	Currency	Notional amount	Forward contract value	Fair value	Difference between forward value and fair value	Included in accumulated other comprehensive income (loss)
			Euro	Euro	Euro	Euro
December 31, 2009:

Assets:

Cash flow hedge contracts:
Short position	US $	(10,767)	(7,293)	(7,460)	(167)	(123)
Fair value hedge contracts:
Short position	US $	(10,135)	(7,134)	(7,040)	94	—

Liabilities:

Cash flow hedge contracts
Long position	—	—	—	—	—	—
Fair value hedge contracts:
Long position	US $	607	449	421	(28)	—

December 31, 2010:

Assets:

Cash flow hedge contracts:
Short position	US $	(452)	(350)	(336)	14	13
Fair value hedge contracts:
Short position	US $	(1,881)	(1,376)	(1,407)	(31)	—

Liabilities:

Cash flow hedge contracts
Long position	—	—	—	—	—	—
Fair value hedge contracts:
Long position	US $	—	—	—	—	—

For forward exchange contracts, market values based on external quotes from banks have been used to determine the fair value.

The following table analyzes the Company's sensitivity to a hypothetical 10% strengthening and 10% weakening of the U.S. dollar, Hong Kong dollar and Japanese yen against the euro as of December 31, 2009 and December 31, 2010. This analysis includes foreign currency denominated monetary items and adjusts their translation at year end for a 10% increase and 10% decrease of the U.S. dollar, Hong Kong dollar or Japanese yen against the euro. A positive amount indicates an increase in equity. Recognized in equity is the revaluation effect of subsidiaries denominated in U.S. dollar, Hong Kong dollar and Japanese yen.

	Impact on equity
	2009	2010
10% increase of U.S. dollar versus euro	(79)	1,061
10% decrease of U.S. dollar versus euro	79	(1,061)
10% increase of Singapore dollar versus euro	NM	1,431
10% decrease of Singapore dollar versus euro	NM	(1,431)
10% increase of Hong Kong dollar versus euro	19,736	53,458
10% decrease of Hong Kong dollar versus euro	(19,736)	(53,458)
10% increase of Japanese yen versus euro	3,585	5,016
10% decrease of Japanese yen versus euro	(3,585)	(5,016)

A hypothetical 10% strengthening or 10% weakening of any currency other than the U.S. dollar, Hong Kong dollar and Japanese yen against the euro as of December 31, 2009 and December 31, 2010 would not result in a material impact on equity.

The following table analyzes the Company's sensitivity to a hypothetical 10% strengthening and 10% weakening of the U.S. dollar and Hong Kong dollar against the euro at average exchange rates for the years 2009 and 2010. A positive amount indicates an increase in net earnings.

	Impact on net earnings
	2009	2010
10% increase of Japanese yen versus euro	(1,212)	617
10% decrease of Japanese yen versus euro	1,212	(617)
10% increase of U.S. dollar versus euro	(7,456)	(549)
10% decrease of U.S. dollar versus euro	7,456	549
10% increase of Hong Kong dollar versus euro	4,570	14,632
10% decrease of Hong Kong dollar versus euro	(4,570)	(14,632)

A hypothetical 10% strengthening or 10% weakening of any currency other than the U.S. dollar, Hong Kong dollar and the Japanese yen against the euro at average exchange rates for the years 2009 and 2010 would not result in a material impact on net earnings.

Interest Risk

We are exposed to interest rate risk primarily through our borrowing activities. The Company does not enter into financial instrument transactions for trading or speculative purposes or to manage interest rate exposure. At December 31, 2010 the Company had convertible subordinated debt borrowings outstanding of € 33,609 (US $ 44,909) at a fixed interest rate, maturing in December 2011 (on January 3, 2011 we announced the redemption for all of the outstanding principal balance of our 4.25% Convertible Subordinated Notes due 2011, which resulted in the conversion of all remaining notes prior to the redemption date scheduled for February 15, 1011) and € 150,000 at a fixed rate, maturing in November 2014, €  20,266 in long-term debt at fixed interest rates and € 8,297 in other borrowings with variable short-term interest rates. A hypothetical change in the average interest rate by 10% on the portion of the Company's debt bearing interest at variable rates would not result in a material change in interest expense at December 31, 2009 and December 31, 2010 borrowing levels.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and derivative instruments. These instruments contain a risk of counterparties failing to discharge their obligations. The Company monitors credit risk and manages credit risk exposure by type of financial instrument by assessing the creditworthiness of counterparties. The Company does not anticipate nonperformance by counterparties given their high creditworthiness.

The Company's customers are semiconductor device manufacturers located throughout the world. The Company generally does not require collateral or other security to support financial instruments with credit risk.

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The Company derives a significant percentage of its revenue from a small number of large customers. The Company's largest customer accounted for approximately 5.2% of net sales in 2010 (2009: 9.1%; 2008: 13.8%) and the ten largest customers accounted for approximately 27.9% of net sales in 2010 (2009: 32.9%; 2008: 32.0%). Sales to these large customers also may fluctuate significantly from time to time depending on the timing and level of purchases by these customers. Significant orders from such customers may expose the Company to a concentration of credit risk and difficulties in collecting amounts due, which could harm the Company's financial results. At December 31, 2010 one customer accounted for 6.0% of the outstanding balance in accounts receivable (2009: 7.8%; 2008: 12.3%).

The Company places its cash and cash equivalent and derivative instruments with high quality financial institutions to limit the amount of credit risk exposure.

The maximum credit exposure is equal to the carrying values of cash and cash equivalent and accounts receivable.

Liquidity Risk

The following table summarizes the Company's contractual obligations as at December 31, 2010 aggregated by type of contractual obligation:

Contractual obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Notes payable to banks [1]	8,532	8,532	—	—	—
Long-term debt [1,2]	20,684	16,292	4,392	—	—
Convertible subordinated debt [1]	221,149	43,524	19,500	158,125	—
Operating leases	30,167	10,061	13,023	4,693	2,390
Purchase obligations:
Purchase commitments to suppliers	58,006	57,726	280	—	—
Capital expenditure commitments	22,359	22,359	—	—	—
Unrecognized tax benefits (ASC 740)	20,057	20,057	—	—	—

Total contractual obligations	380,954	178,551	37,195	162,818	2,390

(1)	Including interest expense based on the percentages at the reporting date.
(2)	Capital lease obligations of € 425 are included in long-term debt.

Total short-term lines of credit amounted to € 126,833 at December 31, 2010. The amount outstanding at December 31, 2010 was € 8,297 and the undrawn portion totaled € 118,536. The undrawn portion includes the standby revolving credit facility of €  90,000 with a consortium of banks. The facility, available through November 6, 2012, is secured by a portion of the Company's shareholding in ASMPT. The undrawn portion includes € 22,464 for ASMPT, which amount is restricted to be used only in the operations of ASMPT. The undrawn portion includes € 6,072 for ASM Japan, which amount is restricted to be used only in the operations of ASM Japan.

The Company uses notes payable to banks to manage short term liquidity and uses long-term debt and convertible subordinated debt to manage long term liquidity.

For the majority of purchase commitments, the Company has flexible delivery schedules depending on the market conditions, which allows the Company, to a certain extent, to delay delivery beyond originally planned delivery schedules.

Research and Development	12 Months Ended
Dec. 31, 2010
Research and Development
Research and Development

22- Research and Development

Research and Development consists of the following:

	Year ended December 31,
	2008	2009	2010
Research and development expenses from continuing operations	75,650	63,934	79,331
Research and development grants and credits	(639)	(1,128)	(546)

Total research and development	75,011	62,806	78,785

The Company's operations in the Netherlands, Germany and the United States receive research and development grants and credits from various sources. The research and development grants and credits received from governmental sources in the Netherlands include a credit which is contingently repayable to the extent the Company recognizes sales of products to which the credit is related within an agreed upon period. The Company does not recognize a liability on the Consolidated Balance Sheet in respect of this credit until it recognizes sales of products to which the credit is related, within the agreed upon period and is then charged to cost of sales when such sales are recorded. The repayment amounts to 4.0% of the realized sales of these products. In 2008 the Company accounted for repayments with respect to such credits of € 86. Interest on the contingent repayments is accrued at an interest rate of 6.05% per annum. The contingent repayment, including accrued interest, was € 3,162 at December 31, 2008. This amount has not been recognized as a liability in the Consolidated Balance Sheet since the Company has not recognized sales of products to which the credit is related. With the disposal of our RTP business the liability has been transferred to Levitech B.V., the vehicle in which the management buy-out has been constructed. ASM International N.V. participates for 20% in Levitech B.V. With the disposal of our RTP business in 2009 we have licensed our RTP portfolio of 50 issued patents and 23 pending patents to Levitech BV.

Restructuring expenses	12 Months Ended
Dec. 31, 2010
Restructuring expenses
Restructuring expenses

23- Restructuring expenses

In 2009 ASMI started the implementation of a major restructuring in the Front-end segment (PERFORM!) as announced on January 9, 2009 and on July 20, 2009. The main components of the Company's accelerated execution plans are:

•

The consolidation of our global Front-end manufacturing operations from Europe, the United States and Japan, into our Front-end manufacturing operations in Singapore by the end of 2010. This will be achieved by completing the previously announced transfer from Almere, the Netherlands, which was finalized during 2009; the phasing out the manufacturing operation in Phoenix, Arizona, in the first half of 2010; and by transferring manufacturing from Nagaoka, Japan, no later than the fourth quarter of 2010.

•

The reduction of selling, general and administration expenses by making fundamental changes in our global support infrastructure. This includes a significant simplification and streamlining of our warehousing operations and the further strengthening of the global sales & service organization which was created last year.

•	The leveraging of research and development and our product portfolio by reprioritization of strategic programs in order to maximize their potential.

The following table summarizes the aggregated restructuring expenses by type:

	Year ended December 31,
	2008	2009	2010
Employee related expenses	—	19,437	4,534
Contract termination related expenses	—	2,799	779
Impairment charges	7,068	4,623	—
Transition expenses	—	4,366	3,806
Expenses buy out RTP	—	3,940	—
Other expenses	—	522	2,082

Total restructuring expenses	7,068	35,687	11,201

Related to these execution plans, an amount of € 11.2 million in restructuring expenses was recorded in 2010. These expenses were mainly costs for severance packages, retention costs, provisions for vacancy and other costs related to the transition of activities to Singapore.

Related to these execution plans, an amount of € 35.7 million in restructuring expenses was recorded for of 2009. These charges include:

•

Employee related expenses of € 19.4 million. Included are unconditional one-time termination benefits of € 15.8 million, conditional one-time termination benefits subject to the final termination date of € 1.7 million and other employee related expenses of € 1.9 million.

•

Contract termination related expenses of € 2.8 million. These expenses mainly relate to operational lease contracts and include both the valuating of the onerous contracts at fair value, the decommissioning expenses and impairments of leasehold improvements.

•

Impairment charges of € 4.6 million mainly related to machinery and equipment. We impaired certain demo tools which were as a result of the strategic reorientation determined end of life. The impairment charges were determined based on the difference between the asset's estimated fair value and their carrying amount.

•

Expenses of € 4.4 million resulting from the transition of our global Front-end manufacturing operations from Europe, the United States and Japan, into our Front-end manufacturing operations in Singapore.

•	Expenses of € 3.9 million related to the management buy-out of our RTP.

•	Other expenses of € 0.6 million

In 2008 the Company recorded an impairment charge related to the manufacturing plant at ASM Europe in the Netherlands of €  7,1 million. The impairment was the consequence of the announcement in January 2009 of the restructuring of the ASM Europe operations including the transfer of the manufacturing operations to the Company's subsidiary ASM Front-end Manufacturing Singapore. ASM Europe will cease using the manufacturing plant upon completion of the transfer. The impairment charges are included in the Consolidated Statements of Operations as restructuring expenses.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

24- Income Taxes

The components of earnings (loss) before income taxes and Non-controlling interest consist of:

	Year ended December 31,
	2008	2009	2010
The Netherlands	(32,287)	(92,945)	(48,177)
Other countries	97,052	28,458	333,639

Earnings (Loss) before income taxes and Non-controlling interest	64,765	(64,487)	285,462

The income tax expense consists of:

	Year ended December 31,
	2008	2009	2010
Current:
The Netherlands	(64)	(297)	(505)
Other countries	(12,594)	(12,570)	(38,342)

	(12,658)	(12,867)	(38,847)
Deferred:
The Netherlands	—	—	—
Other countries	514	9,081	(4,093)

Income tax expense	(12,144)	(3,786)	(42,939)

The provisions for income taxes as shown in the Consolidated Statements of Operations differ from the amounts computed by applying the Netherlands statutory income tax rates to earnings before taxes. A reconciliation of the provisions for income taxes and the amounts that would be computed using the Netherlands statutory income tax rates is set forth as follows:

	Year ended December 31,
	2008	2009	2010
Earnings (Loss) before income taxes and Non-controlling interest	64,765	(64,487)	285,462
Netherlands statutory income tax rate	25.5%	25.5%	25.5%
Income tax provision at statutory rate	(16,515)	16,444	(72,793)
Non-deductible expenses	(653)	(8,376)	(8,250)
Foreign taxes at a rate other than the Netherlands statutory rate	11,017	16,100	24,198
Valuation allowance	(10,604)	(32,087)	(3,698)
Non-taxable income	4,608	4,870	18,536
Other	3	(737)	(932)

Income tax expense	(12,144)	(3,786)	(42,939)

Included in non-taxable income for 2010 is € 13,793 regarding the Company's manufacturing operations in Singapore and other countries where income covering certain products is non-taxable under tax incentive schemes granted by the local tax authority (further describe). The majority of these tax exemption schemes have terms ending in 2010.

On 29 May 2006 and 8 June 2009 the Singapore Economic Development Board ("EDB") granted Pioneer Certificates to ASM Front End Manufacturing Singapore Pte Ltd ("FEMS", a principal subsidiary of the Group,) to the effect that profits arising from certain manufacturing activities by FEMS of Front End equipment will in principle be exempted from tax for a period of 10 years effective from dates ranging between 1 April 2005 and 1 July 2008, subject to fulfillment of certain criteria during the period.

On 12 July 2010, the EDB granted a Pioneer Certificate to ASM Technology Singapore Pte Limited ("ATS"), a principal subsidiary of the Group, to the effect that profits arising from certain products will be exempted from tax for a period of 10 years effective from dates ranging between 1 June 2010 and 1 January 2012 across specified products, subject to fulfillment of certain criteria during the period. EDB had also granted a 5 year Development and Expansion Incentive (DEI) to ATS to the effect that the profits arising from certain existing products shall be subject a concessionary tax rate of 10% for a period of 5 years from 1 January 2011, subject to the fulfillment of certain criteria during the period.

On the same date, the EDB also granted ATS an International Headquarters ("IHQ") Award to the effect that certain income arising from qualifying activities conducted by ATS, excluding income from business transactions with companies or end customers in Singapore, shall be subject to concessionary tax rate of 5% for a period of 10 years from 1 January 2011, subject to fulfillment of certain criteria during the period.

Manufacturing Headquarters ("MH") status granted to ATS previously :

•

The Group's profit arising from the manufacturing of semiconductor equipment and materials by ATS in Singapore is non-taxable under a tax incentive covering certain new products under the Manufacturing Headquarters ("MH") status granted by the Singapore Government. The tax exemption applies to profits arising for a period of 10 years from 1 January 2001, subject to the fulfillment of certain criteria during the period."

•	Income arising from activities not covered under the abovementioned incentives is taxed at the prevailing Singapore corporate tax rate.

The Netherlands statutory tax rate amounted to 25.5% in 2008, 2009 and 2010. Taxations for other jurisdictions is calculated at the rates prevailing in the relevant jurisdictions. The Company's deferred tax assets and liabilities have been determined in accordance with these statutory income tax rates.

Deferred income taxes consist of the following:

	December 31,
	2009	2010
Deferred tax assets:
Reserves and allowances	5,673	7,020
Net operating losses	147,551	153,407
Depreciation	1,801	2,331
Other	924	895

Gross deferred tax assets	155,949	163,653
Less: valuation allowance	(140,825)	(149,600)

Net deferred tax assets	15,124	14,053
Deferred tax liabilities	—	—

Net deferred income taxes	15,124	14,053

Deferred tax assets and liabilities are classified in the balance sheet as follows:

	December 31,
	2009	2010
Deferred tax assets—current	6,893	8,567
Deferred tax assets—non-current	8,545	5,807
Deferred tax liabilities—non-current	(314)	(321)

	15,124	14,053

Based on tax filings, ASMI and its individual subsidiaries have net operating losses available at December 31, 2010 of € 550,469 for tax return purposes to reduce future income taxes, mainly in Europe and the United States. The Company believes that realization of its net deferred tax assets is dependent on the ability of the Company to generate taxable income in the future. Given the volatile nature of the semiconductor equipment industry, past experience, and the tax jurisdictions where the Company has net operating losses, the Company believes that there is currently insufficient evidence to substantiate recognition of substantially all net deferred tax assets with respect to net operating losses. Accordingly, a valuation allowance of € 140,825 in 2009 and € 149,600 in 2010 has been recorded.

The amounts and expiration dates of net operating losses for tax purposes are as follows:

Expiration year
2011	142,176
2012	52,715
2013	22,290
2014	40,800
2015	0
2016	917
2017	96,691
2018	61,758
2019	27,814
2020	0
2021	1,560
2022	10,156
2023	3,907
2024	423
2025	4,745
2026	1,483
2027	2,846
2028	0
2029	25,798
Unlimited	54,389

Net operating losses	550,469

The Company has not provided for deferred foreign withholding taxes, if any, on undistributed earnings of its foreign subsidiaries. At December 31, 2010 undistributed earnings of subsidiaries, subject to withholding taxes, were approximately €  19,928. These earnings could become subject to foreign withholding taxes if they were remitted as dividends or if the Company should sell its interest in the subsidiaries. However, the Company believes that Netherlands tax credits would largely eliminate any foreign withholding tax that might otherwise be due.

On January 1, 2007 the Company adopted ASC 740 "Accounting for Uncertainty in Income Taxes". The Company's net operating losses for tax purposes decreased by € 5,369 as a result of the adoption of ASC 740. Since a valuation allowance was recorded against the net deferred tax assets with respect to these net operating losses, the adoption of ASC 740 did not impact the Company's financial position and net earnings.

A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

Balance January 1, 2008	12,908
Gross increases—tax positions in current year	1,044
Foreign currency translation effect	889

Balance December 31, 2008	14,841
Gross increases—tax positions in current year	1,381
Foreign currency translation effect	(560)

Balance December 31, 2009	15,663
Gross increases—tax positions in current year	3,230
Foreign currency translation effect	1,164

Balance December 31, 2010	20,057

Unrecognized tax benefits mainly relate to transfer pricing positions, operational activities in countries where the Company is not tax registered and tax deductible costs.

The Company estimates that no interest and penalties are related to these unrecognized tax benefits.

In the year ended December 31, 2010, no settlement with tax authorities and no reduction as a result of a lapse of statute of limitations occurred.

Unrecognized tax benefits of € 20,057 would, if recognized, impact the Company's effective tax rate. The Company estimates that the liability for unrecognized tax benefits will change with € 20,057 within the next 12 months, following the expected outcome of investigations by local tax authorities.

A summary of open tax years by major jurisdiction is as follows:

Jurisdiction
Japan	2009—2010
Hong Kong	2000—2010
The Netherlands	2007—2010
Singapore	2006—2010
United States	1997—2010

The calculation of the Company's tax liabilities involves dealing with uncertainties in the application of complex tax laws. The Company's estimate for the potential outcome of any unrecognized tax benefits is highly judgmental. Settlement of unrecognized tax benefits in a manner inconsistent with the Company's expectations could have a material impact on the Company's financial position, net earnings and cash flows.

Disclosures about Segments and Related Information	12 Months Ended
Dec. 31, 2010
Disclosures about Segments and Related Information
Disclosures about Segments and Related Information

25- Disclosures about Segments and Related Information

The Company organizes its activities in two operating segments, Front-end and Back-end. Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Executive Officer ("CEO"), which is the chief operating decision maker (according to ASC 280).

The Front-end segment manufactures and sells equipment used in wafer processing, encompassing the fabrication steps in which silicon wafers are layered with semiconductor devices. The segment is a product driven organizational unit comprised of manufacturing, service, and sales operations in Europe, the United States, Japan and Southeast Asia.

The Back-end segment manufactures and sells equipment and materials used in assembly and packaging, encompassing the processes in which silicon wafers are separated into individual circuits and subsequently assembled, packaged and tested. The segment is organized in ASM Pacific Technology Ltd., in which the Company holds a majority of 52.36% interest, whilst the remaining shares are listed on the Stock Exchange of Hong Kong. The segment's main operations are located in Hong Kong, the People's Republic of China, Singapore and Malaysia.

(euro thousands, except for headcount)	Front-end	Back-end	Total
Year ended December 31, 2008

Net sales to unaffiliated customers	296,737	450,625	747,362
Gross profit	93,898	176,364	270,262
Result from operations	(30,445)	90,167	59,722
Interest income	3,002	1,045	4,047
Interest expense	(7,745)	—	(7,745)
Gain resulting from early extinguishment of debt	7,956	—	7,956
Foreign currency exchange gains (losses), net	(566)	1,351	785
Income tax expense	(1,486)	(10,658)	(12,144)
Net earnings (loss) before gain on dilution of investment in subsidiary	(29,284)	81,905	52,621
Gain on dilution of investment in subsidiary			4,088

Allocation of net earnings:
Shareholders of the parent			18,411
Non-controlling interest			38,298

Capital expenditures	11,173	20,277	31,450
Purchase of other intangibles	4,994	368	5,362
Depreciation	14,440	18,736	33,176
Amortization of other intangible assets	985	499	1,484
Impairment of goodwill	1,395	—	1,395
Impairment of property, plant and equipment	7,068	—	7,068
Cash and cash equivalents	78,897	78,380	157,277
Capitalized goodwill	9,844	38,145	47,989
Other intangible assets	7,335	583	7,918
Other identifiable assets	282,340	272,274	554,614
Total assets	378,416	389,382	767,798
Total debt	153,682	—	153,682
Headcount in full-time equivalents [1]	1,667	10,047	11,714

(1)	Headcount includes those employees with a fixed contract, and is exclusive of temporary workers.

(euro thousands, except for headcount)	Front-end	Back-end	Total
Year ended December 31, 2009

Net sales to unaffiliated customers	160,378	430,361	590,739
Gross profit	8,726	172,789	181,515
Result from operations	(120,269)	95,113	(25,156)
Interest income	541	477	1,018
Interest expense	(8,556)	—	(8,556)
Loss resulting from early extinguishment of debt	(1,759)	—	(1,759)
Accretion interest expense convertible notes	(4,286)	—	(4,286)
Revaluation conversion option	(24,364)	—	(24,364)
Foreign currency exchange gains (losses), net	(733)	(651)	(1,384)
Income tax expense	7,890	(11,676)	(3,786)
Net earnings (loss)	(151,535)	83,262	(68,273)

Allocation of net earnings (loss):
Shareholders of the parent			(107,517)
Non-controlling interest			39,244

Capital expenditures	3,269	9,450	12,718
Purchase of other intangibles	2,934	360	3,294
Depreciation	11,436	20,619	32,054
Amortization of other intangible assets	1,884	451	2,335
Impairment of property, plant and equipment	4,628	—	4,628
Cash and cash equivalents	181,681	112,222	293,902
Capitalized goodwill	10,395	36,828	47,223
Other intangible assets	8,440	497	8,936
Other identifiable assets	187,194	314,445	501,638
Total assets	387,709	463,991	851,700
Total debt	265,430	—	265,430
Headcount in full-time equivalents [1]	1,294	10,773	12,067

(1)	Headcount includes those employees with a fixed contract, and is exclusive of temporary workers.

(euro thousands, except for headcount)	Front-end	Back-end	Total
Year ended December 31, 2010

Net sales to unaffiliated customers	293,356	929,544	1,222,900
Gross profit	114,624	434,954	549,578
Result from operations	15,954	312,686	328,640
Interest income	615	605	1,221
Interest expense	(15,677)	—	(15,677)
Loss resulting from early extinguishment of debt	(3,609)	—	(3,609)
Accretion interest expense convertible notes	(6,010)	—	(6,010)
Revaluation conversion option	(19,037)	—	(19,037)
Foreign currency exchange gains (losses), net	(1,809)	1,744	(65)
Income tax expense	(6,106)	(36,833)	(42,939)
Net earnings (loss)	(35,679)	278,202	242,523

Allocation of net earnings:
Shareholders of the parent			110,639
Non-controlling interest			131,884

Capital expenditures	17,653	85,320	102,974
Purchase of other intangibles	43	582	625
Depreciation property, plant & equipment	8,930	21,700	30,630
Depreciation evaluation tools at customers	2,477	—	2,477
Amortization of other intangible assets	2,338	397	2,735
Cash and cash equivalents	142,420	197,874	340,294
Capitalized goodwill	11,193	39,622	50,815
Other intangible assets	6,089	715	6,804
Other identifiable assets	281,076	535,129	816,204
Total assets	440,777	773,340	1,214,117
Total debt	215,681	—	215,681
Headcount in full-time equivalents [1]	1,450	15,249	16,699

(1)	Headcount includes those employees with a fixed contract, and is exclusive of temporary workers.

There are no inter-segment transactions, other than charges for management services, which are based on actual cost. The accounting policies used to measure the net earnings and total assets in each segment are identical to those used in the Consolidated Financial Statements. The measurement methods used to determine reported segment earnings are consistently applied for all periods presented. There were no asymmetrical allocations to segments.

Geographical information is summarized as follows:

	Europe	United States of America	Japan	Southeast Asia	Corporate	Consolidated
Year ended December 31, 2008

Net sales to unaffiliated customers	80,237	110,264	70,948	485,913	—	747,362
Long-lived assets	5,809	9,679	26,050	106,763	256	148,557
Total assets	73,877	83,876	115,103	436,325	58,617	767,798
Capital expenditures	5,655	1,909	2,383	21,400	103	31,450
Purchase of intangible assets	—	142	—	386	4,834	5,362

Year ended December 31, 2009

Net sales to unaffiliated customers	40,236	66,955	38,834	444,714	—	590,739
Long-lived assets	2,246	4,119	15,417	92,762	267	114,811
Total assets	36,073	49,350	95,350	518,344	152,583	851,700
Capital expenditures	49	401	953	11,309	6	12,718
Purchase of intangible assets	—	1	—	383	2,910	3,294

Year ended December 31, 2010

Net sales to unaffiliated customers	76,235	112,863	90,394	943,408	—	1,222,900
Long-lived assets	1,978	9,395	19,409	167,020	135	197,937
Total assets	40,470	85,065	92,547	839,720	156,315	1,214,117
Capital expenditures	186	7,059	5,388	90,279	62	102,974
Purchase of intangible assets	—	—	—	607	17	624

Long-lived assets for the years ended December 31, 2008, 2009 and 2010 consist of the Company's property, plant and equipment.

Selected Operating Expenses and Additional Information	12 Months Ended
Dec. 31, 2010
Selected Operating Expenses And Additional Information
Selected Operating Expenses and Additional Information

26- Selected Operating Expenses and Additional Information

Personnel expenses for employees were as follows:

	December 31,
	2008	2009	2010
Wages and salaries	184,371	157,789	236,746
Social security	18,050	14,314	17,402
Pension expenses	11,474	9,849	12,303

	213,895	181,952	266,451

The average number of employees, exclusive of temporary workers, by geographic area during the year was as follows:

	December 31,
	2008	2009	2010
The Netherlands	352	288	170
Other European countries	197	154	139
United States of America	494	418	358
Southeast Asia	10,687	10,136	13,389
Japan	292	246	197

	12,022	11,242	14,253

Earnings per Share	12 Months Ended
Dec. 31, 2010
Earnings per Share
Earnings per Share

27- Earnings per Share

Basic net earnings (loss) per common share is computed by dividing net earnings (loss) by the weighted average ordinary shares outstanding for that period. Diluted net earnings (loss) per ordinary share reflects the potential dilution that could occur if stock options under the ASMI Option Plan were exercised and if convertible notes were converted, unless potential dilution would have an anti-dilutive effect,

The following represents a reconciliation of net earnings (loss) and weighted average number of shares outstanding (in thousands) for purposes of calculating basic and diluted net earnings (loss) per share:

	December 31,
	2008	2009	2010
Net earnings used for purpose of computing basic earnings per common share	18,401	(107,522)	110,639
After-tax equivalent of interest expense on convertible subordinated notes	—	—	17,670

Net earnings used for purposes of computing diluted net earnings per common share	18,401	(107,522)	128,309

Basic weighted average number of shares outstanding during the year used for purpose of computing basic earnings per share (thousands)	52,259	51,627	52,435
Dilutive effect of stock options	130	—	282
Dilutive effect of convertible subordinated notes	—	—	8,777

Dilutive weighted average number of shares outstanding	52,389	51,627	61,494

Net earnings per share:
Basic net earnings from continuing operations	0.35	(2.08)	2.11
Diluted net earnings from continuing operations	0.35	(2.08)	2.09

For the year ended December 31, 2010, the effect of 2,630,113 conversion rights was anti-dilutive.

For the year ended December 31, 2009, the effect of 14,550,780 conversion rights and 80,777 option rights to acquire common stock was anti-dilutive.

During 2008, ASM engaged Lehman Bros ("Lehman"). to repurchase ordinary ASMI shares on the Euronext and Nasdaq markets on behalf of ASMI. As of September 15, 2008, at the time it went into bankruptcy administration, Lehman reported that it had purchased and held on our behalf 2,552,071 shares, which were accounted for as treasury shares accordingly. ASM filed a submission with the Lehman administrators giving notice of the shares held in custody by Lehman. At ASMI's May 2009 Annual General Meeting, our shareholders resolved to cancel all of these treasury shares which, accordingly, was accounted for in our 2009 Annual Report as a reduction of the number of outstanding shares. Lehman was notified of the cancellation of shares at the time.

In September 2010, Lehman's administrators notified us that there is a possible shortfall in the number of shares held by Lehman of 479,279 shares (out of the 2,552,071 shares), which cannot currently be accounted for by Lehman. The Lehman administrators also reported a segregated collateral cash account of US $ 6,759, that ASMI may be entitled to in the absence of the shares. We have not been able to obtain additional information to confirm and understand the potential shortfall of shares or our ability to recover the US $ 6,759 from the Lehman bankruptcy proceedings in lieu of the shares. Accordingly, we are uncertain at this time as to the accuracy of the shortfall of shares, our ability to claim the collateral cash sum to cover the value of any such discrepancy, and our entitlement to all or a portion of such sum when distributions are determined and made by the administrator since there is likely to also be a shortfall in Lehman assets subject to proprietary rights. Given the magnitude of the overall Lehman administration, we believe it may take several years to obtain clarity or resolution about the potential shortfall or claim to cash. ASMI is in the process of filing a claim with the Lehman administrators to safeguard our interests.

Considering the factual and legal uncertainties, it is premature to conclude that the 479,279 shares should still be considered as outstanding or that ASMI has a US $ 6,759 receivable from Lehman. ASMI has, therefore, neither reversed the cancellation of these shares that we recorded in 2009, nor recorded a receivable from Lehman. If the shares would be considered as outstanding, the impact on our basic and diluted earnings per share as at December 31, 2010 would have been € (0.02) and € (0.01) respectively per share.

Board Remuneration	12 Months Ended
Dec. 31, 2010
Board Remuneration
Board Remuneration

28- Board Remuneration

The following table sets forth as to all current and former members of the Management Board of the Company, information concerning all remuneration from the Company (including its subsidiaries) for services in all capacities:

	Base compensation	Bonuses [6]	Pensions	Year ended December 31,
				2010	2009
				Total	Total
Management Board:
C.D. del Prado	529	—	84	613	497
P.A.M. van Bommel [1]	142	—	26	168	—
W.K. Lee [2]	365	223	21	609	513
R.A. Ruijter [3]	323	—	—	323	314
J.F.M. Westendorp [4]	148	—	7	155	333
A.J.M. van der Ven [5]	—	—	—	—	306

	1,507	223	138	1,868	1,963

(1)	For the period July 1, 2010 through August 31, 2010 at 40% and for the period September 1, 2010 through December 31, 2010 full time.
(2)	All remuneration relates to the compensation Mr. W.K. Lee received in his capacity as member of the Board of ASMPT.
(3)	For the period May 15, 2009 through December 31, 2009 and for the period January 1, 2010 through August 31, 2010.
(4)	For the period January 1, 2010 through May 20, 2010.
(5)	For the period January 1, 2009 through December 31, 2009. Mr van der Ven resigned from the Management Board as per May 14, 2009. Per December 31, 2009 Mr van der Ven resigned from the Company and subsequently received a termination benefit of € 141.
(6)	Bonuses paid in 2010 were calculated and paid in respect of performance in 2009.

The remuneration of members of the Management Board has been determined by the Supervisory Board, with the exception of Mr. W.K. Lee. His compensation has been determined by the Board of ASM Pacific Technology. The remuneration of members of the Supervisory Board has been determined by the General Meeting of Shareholders.

The following table sets forth as to all current and former members of the Supervisory Board of the Company information concerning all remuneration (base compensation, no bonuses or pensions were paid) from the Company (including its subsidiaries) for services in all capacities:

	Year ended December 31,
	2010	2009
	Total	Total
Supervisory Board:
G.J. Kramer [1]	54	31
J.M.R. Danneels	29	29
H.W. Kreutzer	30	31
J.C. Lobbezoo [1]	33	21
M.C.J. van Pernis [2]	18	—
U.H.R. Schumacher	28	25
E.A. van Amerongen [3]	15	35
P.C. van den Hoek [4]	—	23
L.P.E.M. van den Boom [5]	—	5

	206	200

(1)	For the period May 15, 2009 through December 31, 2009.
(2)	For the period May 20, 2010 through December 31, 2010.
(3)	For the period January 1, 2010 through May 20, 2010.
(4)	For the period January 1, 2009 through May 15, 2009.
(5)	For the period January 1, 2009 through March 9, 2009.

No stock options have been issued to members of the Supervisory Board.

The following table shows the outstanding options to purchase ASM International N.V. common shares held by current and former members of the Management Board, and changes in such holdings during 2010:

	Year of grant	Outstanding January 1, 2010	Granted in 2010	Adjustment from vesting condition 2010 [7]	Exercised in 2010	Forfeited in 2010	Outstanding December 31, 2010	Exercise price		Remaining term, in years
Current members:
C.D. del Prado [2]	2003	20,000	—	—	—	—	20,000	US $	11.35	3
C.D. del Prado [1]	2007	22,451	—	(2,806)	—	—	19,645		€19.47	5
C.D. del Prado [1]	2008	100,000	—	—	—	—	100,000		€12.71	6
C.D. del Prado [1]	2009	50,000	—	—	—	—	50,000		€15.09	7
P.A.M. van Bommel [6]	2010	—	25,000	—	—	—	25,000		€16,27	8
Former members:
A.J.M. van der Ven [3,5]	2005	30,000	—	—	(20,000)	(10,000)	—		€11.18	—
A.J.M. van der Ven [1,5]	2006	17,500	—		(17,500)	—	—		€14.13	—
A.J.M. van der Ven [1,5]	2007	21,917	—	—	—	(21,917)	—		€19.47	—
A.H. del Prado [1]	2007	60,441	—	(7,555)	—	—	52,886		€19.47	1
J.F.M. Westendorp [4]	2006	56,000	—	—	—	—	56,000		€15.40	1
J.F.M. Westendorp [1]	2007	25,659	—	(3,207)	—	—	22,452		€19.47	5
J.F.M. Westendorp [4]	2009	40,000	—	—	—	—	40,000		€15.09	7

		443,968	25,000	(13,568)	(37,500)	(31,917)	385,983

The fair value per option of options granted to current and former members of the Management Board was €  8.98 in 2009 and €  16.92 in 2010. The compensation expense recorded in the Consolidated Statements of Operations related to options held by current and former members of the Management Board was € 737 in 2009and € 572 in 2010.

In 2010, 37,500 options to purchase ASM International N.V. common shares were exercised and new shares were issued for the exercise of these options.

The stock option grants to members of the Management Board have been determined by the Supervisory Board.

(1)	These options are conditional. A percentage—not exceeding 150%—of the options which have been granted conditionally will become unconditional after three years, based on the total return of the Company's shares for the three years after the options are granted compared to the average total return of the shares of a relevant number of companies which are similar to the Company during the same three-year period. The options are granted for a term of eight years. Upon the retirement of Mr. A.H. del Prado in 2008, the remaining term of his options has been shortened.

(2)	These options are granted for a term of ten years, and became exercisable in equal parts over a five year period.

(3)	These options were granted for a term of eight years, and became exercisable in equal parts over a three year period, starting 2008.

(4)	These options are granted for a term of five years, and become exercisable in equal parts over a five year period.

(5)	As a result of his resignation the options granted to Mr. A.J.M. van der Ven expired per the end of March, 2010.

(6)	These options are granted for a term of eight years and become exercisable after a 3 year vesting period.

(7)	As a result of the final ranking of ASM International in a predefined peer group the options granted in May 2007 to all members of the Management Board have vested at 87.5%.

In March 2010, Mr. W.K. Lee in his capacity of member of the Board of Directors of ASMPT was granted 110,000 shares in the share capital of ASMPT under the Employee Share Incentive Scheme of ASMPT. The shares were issued in December 2010. The fair value of the shares granted amounted to €  705. In March 2009, Mr. W.K. Lee in his capacity of member of the Board of Directors of ASMPT was granted 110,000 shares in the share capital of ASMPT under the Employee Share Incentive Scheme of ASMPT. The shares were issued in December 2009. The fair value of the shares granted amounted to €  199.

Share Ownership and Related Party Transactions	12 Months Ended
Dec. 31, 2010
Share Ownership and Related Party Transactions
Share Ownership and Related Party Transactions

29- Share Ownership and Related Party Transactions

The ownership or controlling interest of outstanding common shares of ASM International N.V. by members of the Management Board and Supervisory Board or members of their immediate family are as follows:

	December 31, 2009		December 31, 2010
	Shares owned	Percentage of Common shares outstanding	Shares owned	Percentage of Common shares outstanding
A.H. del Prado	9,275,839	17.93%	9,200,839	17.38%
C.D. del Prado (member of the Management Board)	132,945	0.26%	132,945	0.26%
J.F.M. Westendorp	6,000	0.01%	6,000	0.01%

Stichting Administratiekantoor ASMI	2,142,039	4.14%	2,142,039	4.05%

Stichting Administratiekantoor ASMI is a trust controlled by Mr. A.H. del Prado. The number of shares owned by Stichting Administratiekantoor ASMI includes 713,000 common shares which are beneficially owned by Mr. C.D. del Prado.

NanoPhotonics AG—In 1999, the Company acquired a 24.0% interest in NanoPhotonics, a German supplier of precision thin film metrology equipment, for € 407. In 1999, the Company's then Chief Executive Officer also purchased a 44.5% interest in NanoPhotonics. Due to the issuance of new shares by NanoPhotonics to third parties in 2003, the Company's interest diluted to 23.61% and the then Chief Executive Officer's interest diluted to 43.77%. In 2004 the then Chief Executive Officer purchased an additional 1.72% interest in NanoPhotonics from another shareholder. For all the shares purchased by the then Chief Executive Officer, the Company and the then Chief Executive Officer agreed that the Company could purchase such shares at the same price the officer paid to acquire the shares. The Company exercised this option in December 2005, for a total consideration of € 1,101. In 2006 the Company acquired an additional 2% interest in NanoPhotonics for a consideration of € 300. In September 2008, the Company finalized the sale of its interest for a total consideration of € 410. Related to this sale, the Company recorded an impairment charge of € 1,395. At December 31, 2007 the Company has provided NanoPhotonics with intercompany loans of € 300. In 2007 and 2008 the Company purchased no equipment from NanoPhotonics.

Subsequent events	12 Months Ended
Dec. 31, 2010
Subsequent events
Subsequent events

30- Subsequent events

On 28 July 2010, the ASM PT entered into an acquisition agreement (the "Acquisition Agreement") with Siemens Aktiengesellschaft (the "Seller") pursuant to which the Company has conditionally agreed to acquire the entire interest of 13 direct and indirect subsidiaries of the Seller operating the Siemens Electronics Assembly Systems Business (the "SEAS Business") in 11 countries, including Germany, the PRC, the United Kingdom, France, Austria, the United States of America, Mexico, Singapore, Sweden, Italy and Brazil.

An extraordinary general meeting of the ASM PT was held on 6 January 2011 ("EGM") for the purpose of considering and approval of the acquisition of the SEAS Business. The acquisition was approved by the shareholders of the ASM PT at the EGM. The acquisition of SEAS Business was completed on 7 January 2011.

Pursuant to the Acquisition Agreement, the ASM PT paid to Siemens Electronics Assembly Systems GmbH & Co. KG ("SEAS KG"), one of the 13 entities comprising the SEAS Business and an indirect wholly-owned subsidiary of the Company upon completion of the Acquisition Agreement, an amount of EUR 20 million (equivalent to approximately HK  $208 million) on 7 January 2011 by increasing SEAS KG's registered limited partnership interest and granted SEAS KG a revolving loan facility of up to € 20 million (equivalent to approximately HK  $208 million) for a period of at least three years from 7 January 2011 subject to the terms and conditions as set out in the Acquisition Agreement. The Company also provided a letter of support to SEAS KG amounting to € 120 million (equivalent to approximately HK  $1,246 million), valid as for a duration of six years following completion. The Company also provided the Seller with a bank guarantee in an amount of € 20 million (equivalent to approximately HK  $208 million) which shall secure certain obligations of the Group as set out in the Acquisition Agreement.